As filed with the Securities and Exchange Commission on April 27, 2004
                                           Securities Act File No. 333-113621
                                    Investment Company Act File No. 811-21529
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ________________________

                                   FORM N-2
                           ________________________

[X] Registration Statement under the Securities Act of 1933
[X] Pre-Effective Amendment No. 1
[ ]Post-Effective Amendment No.
                                    and/or

[X]  Registration Statement under the Investment
     Company Act of 1940
[X]  Amendment No. 1

                       (Check Appropriate Box or Boxes)
                           ________________________

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
              (Exact Name of Registrant as Specified in Charter)
                           ________________________

                             One Corporate Center
                           Rye, New York 10580-1422
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                Bruce N. Alpert
                   The Gabelli Global Utility & Income Trust
                             One Corporate Center
                           Rye, New York 10580-1422
                                (914) 921-5100
                    (Name and Address of Agent for Service)
                           ________________________

                                  Copies to:

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
 Richard T. Prins, Esq.
  Skadden, Arps, Slate,                       James E. McKee, Esq.               Leonard B. Mackey, Jr., Esq.
   Meagher & Flom LLP              The Gabelli Global Utility & Income Trust        Clifford Chance US LLP
    Four Times Square                         One Corporate Center                     200 Park Avenue
New York, New York 10036                    Rye, New York 10580-1422               New York, New York 10166
     (212) 735-3000                              (914) 921-5100                         (212) 878-8000

                           ________________________

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box)
         [X] When declared effective pursuant to section
         8(c).

         If appropriate, check the following box:
         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

                           ________________________

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                          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
======================================================================================================================
                                                                              Proposed
                                                       Proposed                Maximum
                                                        Maximum               Aggregate
                               Amount Being         Offering Price             Offering              Amount of
   Title of Securities          Registered             Per Share               Price(1)          Registration Fee(2)
   -------------------          ----------             ---------               --------          -------------------
Common Shares of              450,000 Shares                   $20            $9,000,000             $886.90
Beneficial Ownership
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(1) Estimated solely for the purpose of calculating the registration fee.
(2) $253.40 previously paid.

________________________

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

===============================================================================


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                             CROSS-REFERENCE SHEET

N-2 Item Number                                       Location in Part A (Caption)
------------------------------------------------------------------------------------------------------------
PART A

1.        Outside Front Cover.....................    Outside Front Cover Page

2.        Inside Front and Outside Back Cover
          Page....................................    Outside Front Cover Page; Inside Front Cover
                                                      Page

3.        Fee Table and Synopsis..................    Summary; Summary of Fund Expenses

4.        Financial Highlights....................    Not Applicable

5.        Plan of Distribution....................    Outside Front Cover Page; Summary; Underwriting

6.        Selling Shareholders....................    Not Applicable

7.        Use of Proceeds.........................    Use of Proceeds; Investment Objective and
                                                      Policies

8.        General Description of the
     .    Registrant..............................    Outside Front Cover Page; Summary; The Fund;
                                                      Investment Objective and Policies; Risk
                                                      Factors & Special Considerations; How the Fund
                                                      Manages Risk; Description of the Shares;
                                                      Anti-takeover Provisions of the Fund's
                                                      Governing Documents

9.        Management..............................    Outside Front Cover Page; Summary; Management of
                                                      the Fund; Custodian, Transfer Agent,
                                                      Dividend-Disbursing Agent

10.       Capital Shares, Senior Debt Securities,
          and Other Securities....................    Outside Front Cover Page; Summary; Investment
                                                      Objective and Policies; Description of the
                                                      Shares; Description of Capitalization; Taxation

11.       Defaults and Arrears on Senior
          Securities..............................    Not Applicable

12.       Legal Proceedings.......................    Not Applicable

13.       Table of Contents of the Statement
          of Additional Information...............    Table of Contents of the Statement of Additional
                                                      Information


PART B                                                Location in Statement of Additional Information
------                                                -----------------------------------------------



14.       Cover Page..............................    Outside Front Cover Page

15.       Table of Contents.......................    Outside Front Cover Page

16.       General Information and History.........    Not Applicable

17.       Investment Objective and
          Policies................................    Investment Objective and
                                                      Policies; Investment
                                                      Restrictions

18.       Management..............................    Management of the Fund

19.       Control Persons and Principal
          Holders of Securities...................    Not Applicable

20.       Investment Advisory and Other
          Services................................    Management of the Fund

21.       Brokerage Allocation and Other
          Practices...............................    Portfolio Transactions

22.       Tax Status..............................    Taxation

23.       Financial Statements....................    Not Applicable

PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

[FLAG]
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             Subject to Completion
                  Preliminary Prospectus dated April 27, 2004

PROSPECTUS                          Shares                    [GABELLI LOGO]

                   The Gabelli Global Utility & Income Trust

                     Common Shares of Beneficial Interest
                                 $20 per share

         The Gabelli Global Utility & Income Trust, or the Fund, is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's investment objective is to seek a consistent level of after-tax total return for its investors with an emphasis currently on tax-advantaged dividend income under current tax law. Gabelli Funds, LLC serves as investment adviser to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's objective will be achieved.

          Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of domestic and foreign companies involved in the "utilities industry" and other industries that are expected to periodically pay dividends. Under current tax law, dividends on most stocks issued by publicly traded companies qualify through 2008 for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15%. Such dividends are referred to in this prospectus as "tax-advantaged qualified dividend income" or "qualifying dividends." Companies in the "utilities industry" are those companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (i) products, services or equipment for the generation or distribution of electricity, gas or water, (ii) infrastructure operations such as airports, toll roads and municipal services and (iii) telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet. Under normal market conditions, at least 50% of the Fund's assets will consist of equity securities of domestic and foreign companies involved to a substantial extent in the "utilities industry." In making stock selections, the Fund's investment adviser looks for companies that have proven dividend records and sound financial structures.

         The Fund currently anticipates that it will issue preferred shares or debt following the completion of this offering of common shares in order to seek incremental return for the Fund's common shareholders. The use of preferred shares or debt to leverage the common shares results in greater risk to common shareholders.

         The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "GLU."

         Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end funds often trade at a discount from net asset value and this creates a risk of loss for an investor purchasing shares in an initial public offering.

         Investing in the Fund's common shares involves risks. See "Risk Factors and Special Considerations" on page 28 for factors that should be considered before investing in the common shares of the Fund.

                             _____________________


                                            Per Share                  Total

         Public Offering Price              $20.00                     $

         Sales Load (1)                     $.90                       $

         Estimated offering expenses        $.04                       $

         Proceeds to the Fund
         (after expenses)                   $19.06                     $

         (1) The Fund has agreed to pay the underwriters $ per common share as a partial reimbursement of expenses incurred in connection with the offering. See
              "Underwriting."

         The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The common shares will be ready for delivery on or about      , 2004.

                             ____________________

     Merrill Lynch & Co.      Citigroup               A.G. Edwards & Sons, Inc.

   Gabelli & Company, Inc.    RBC  Capital Markets      Advest, Inc.

   Robert W. Baird & Co.      BB&T Capital Markets      Ferris, Baker Watts
                                                          Incorporated

Janney Montgomery Scott LLC   KeyBanc Capital Markets   Legg Mason Wood
                                                             Walker
                                                          Incorporated

Quick & Reilly, Inc.          Ryan Beck & Co.           Stifel, Nicolaus
                                                           & Company
                                                           Incorporated

        Wedbush Morgan Securities                    Hennion & Walsh, Inc.


                             ____________________

                  The date of this prospectus is      , 2004.

         You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated , 2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 58 of this prospectus, by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

         The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                                           Page

Prospectus Summary...........................................................4
Summary of Fund Expenses....................................................16
Use of Proceeds.............................................................18
The Fund....................................................................18
Investment Objective and Policies...........................................18
Leverage....................................................................26
Risk Factors and Special Considerations.....................................28
How the Fund Manages Risk...................................................41
Management of the Fund......................................................42
Portfolio Transactions......................................................44
Dividends and Distributions.................................................44
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan............45
Description of the Shares...................................................46
Anti-takeover Provisions of the Fund's Governing Documents..................48
Closed-end Fund Structure...................................................49
Repurchase of Common Shares.................................................49
Taxation ...................................................................50
Custodian, Transfer Agent and Dividend Disbursing Agent.....................52
Underwriting................................................................53
Legal Matters...............................................................56
Additional Information......................................................56
Privacy Principles of the Fund..............................................56
Special Note Regarding Forward-looking Statements...........................57
Table of Contents of SAI....................................................58

         You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted.



                              PROSPECTUS SUMMARY

         This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares.
You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated
         , 2004  (the "SAI").
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
The Fund................................    The Gabelli Global Utility & Income Trust is a newly
                                            organized, closed-end, non-diversified management
                                            investment company organized under the laws of the
                                            State of Delaware.  Throughout this prospectus, we
                                            refer to The Gabelli Global Utility & Income Trust as
                                            the "Fund" or as "we," "us" or "our."  See "The Fund."

The Offering............................    The Fund is offering common shares of beneficial
                                            interest at $20.00 per share through a group of
                                            underwriters (the "Underwriters") led by Merrill Lynch,
                                            Pierce, Fenner & Smith Incorporated ("Merrill Lynch").
                                            The common shares of beneficial interest are called
                                            "common shares" in this prospectus.  You must purchase
                                            at least 100 common shares ($2,000) in order to
                                            participate in this offering.  The Fund has given the
                                            Underwriters an option to purchase up to
                                            additional common shares to cover orders in excess
                                            of        common shares.  See "Underwriting."

Investment Objective and Policies.......    The Fund's investment objective is to seek a consistent
                                            level of after-tax total return with an emphasis
                                            currently on tax-advantaged qualified dividend income.
                                            No assurance can be given that the Fund will achieve
                                            its investment objective.  The Fund will attempt to
                                            achieve its investment objective under current tax law
                                            by investing, under normal market conditions, at least
                                            80% of its assets in (i) equity securities (including
                                            preferred securities) of domestic and foreign companies
                                            involved to a substantial extent (i.e., at least 50% of
                                            the assets, gross income or net profits of a company is
                                            committed to or derived from) in providing (a)
                                            products, services or equipment for the generation or
                                            distribution of electricity, gas or water, (b)
                                            infrastructure operations such as airports, toll roads
                                            and municipal services and (c) telecommunications
                                            services such as telephone, telegraph, satellite,
                                            cable, microwave, radiotelephone, mobile communication
                                            and cellular, paging, electronic mail, videotext, voice
                                            communications, data communications and internet
                                            (collectively, the "Utilities Industry") and (ii)
                                            equity securities (including preferred securities) of
                                            companies in other industries, in each case in such
                                            securities that are expected to periodically pay
                                            dividends.  In addition, under normal market
                                            conditions, at least 50% of the Fund's assets will
                                            consist of equity securities (including preferred
                                            securities) of domestic and foreign companies involved
                                            to a substantial extent in the Utilities Industry.  The
                                            remaining Fund assets will generally be invested in
                                            other securities that the Investment Adviser views as
                                            not being correlated with the Fund's Utilities Industry
                                            investments.  Such investments may include convertible
                                            securities, securities of issuers subject to
                                            reorganization or other risk arbitrage investments,
                                            certain derivative instruments, debt (including
                                            obligations of the U.S. Government) and money market
                                            instruments.    See "Investment Objective and
                                            Policies."

                                            The Fund is intended for investors seeking a consistent
                                            level of after-tax total return consisting of income
                                            (with a current emphasis on qualifying dividends) and
                                            long-term capital gain. It is not intended for those who
                                            wish to play short-term swings in the stock market.

                                            The Investment Adviser's investment philosophy with
                                            respect to selecting investments in the Utilities
                                            Industry is to emphasize quality. The Investment Adviser
                                            will seek companies that have proven dividend records
                                            and sound financial structures. In addition, in making
                                            stock selections, the Fund's Investment Adviser looks
                                            for securities that have a superior yield, as well as
                                            capital gains potential. The Investment Adviser seeks to
                                            identify assets that are selling in the public market at
                                            a discount to their private market value. The Investment
                                            Adviser defines private market value as the value
                                            informed purchasers are willing to pay to acquire assets
                                            with similar characteristics. The Investment Adviser
                                            also normally evaluates an issuer's free cash flow and
                                            long-term earnings trends. Finally, the Investment
                                            Adviser looks for a catalyst, something indigenous to
                                            the company, its industry or country that will surface
                                            additional value.

Tax Treatment of Common
     Share Distributions................    The Fund expects that any taxable distributions paid on
                                            the common shares will consist of certain (i) dividend
                                            income from domestic and foreign corporations that
                                            under current law is eligible for a reduced tax rate
                                            (maximum 15%) through 2008, which we refer to as "tax
                                            advantaged qualified dividend income" or "qualifying
                                            dividends", (ii)  long-term capital gain (gain from the
                                            sale of a capital asset held longer than 12 months) and
                                            (iii) investment company taxable income (other than
                                            qualified dividend income), including non-qualifying
                                            dividend or interest income, short-term capital gain
                                            and income from certain hedging and interest rate
                                            transactions.  For individuals, currently the maximum
                                            federal income tax rate is 15% on qualified dividend
                                            income, 15% on long-term capital gain and 35% on
                                            investment company taxable income (other than qualified
                                            dividend income).  These tax rates are scheduled to
                                            apply through 2008, after which the maximum rates are
                                            scheduled to be 39.6% for ordinary income (which will
                                            apply to dividends of investment company taxable
                                            income) and 20% for long-term capital gains, unless
                                            current law is extended or otherwise modified.
                                            Although the Fund expects that a significant portion of
                                            taxable distributions will consist of qualifying
                                            dividends, we cannot assure you as to what percentage
                                            of the distributions paid on the common shares, if any,
                                            will consist of qualifying dividends or long-term
                                            capital gains or what the tax rates on various types of
                                            income will be in future years.  For a more detailed
                                            discussion, see "Taxation."

Use of Leverage.........................    The Fund currently anticipates issuing senior
                                            securities following the completion of this offering of
                                            common shares, upon a determination by the Board of
                                            Trustees that the issuance of senior securities is in
                                            the best interests of the Fund's common shareholders.
                                            In making this determination the Board would consider
                                            relevant factors, including current short-term and
                                            intermediate-term interest rates and the likelihood
                                            that the Fund would be able to make incremental returns
                                            on leverage.  It is currently expected that because of
                                            historic low interest rates, any such leverage will
                                            likely include a significant portion of short-term
                                            variable rate preferred securities, which, may be
                                            redeemed at any time that the Board determines it is in
                                            the best interest of the Fund.  Senior securities may
                                            be stock, such as preferred shares, or securities
                                            representing debt.  As provided in the Investment
                                            Company Act of 1940 (the "1940 Act") and subject to
                                            certain exceptions, the Fund may issue senior
                                            securities so long as the Fund's total assets following
                                            such issuance, less certain ordinary course
                                            liabilities, exceed 200% of the sum of any preferred
                                            stock and debt outstanding and 300% of the amount of any
                                            debt outstanding.  In accordance with Securities and
                                            Exchange Commission staff guidelines, the Fund may also
                                            issue convertible preferred shares, which may permit
                                            the Fund to obtain leverage at attractive rates.  Use
                                            of leverage may magnify the impact on the common
                                            shareholder of changes in net asset value and the cost
                                            of leverage may exceed the return on the securities
                                            acquired with the proceeds of the leverage, thereby
                                            diminishing rather than enhancing the return to such
                                            shareholders and generally making the Fund's total
                                            return more volatile.  In addition, the Fund may be
                                            required to sell investments in order to meet dividend
                                            or interest payment obligations on the senior
                                            securities when it may be disadvantageous to do so.
                                            Leveraging through the issuance of preferred shares
                                            requires that the holders of the preferred shares have
                                            class voting rights on various matters that could make
                                            it more difficult for the holders of the common shares
                                            to change the investment objective or fundamental
                                            policies of the Fund, to convert the Fund to an
                                            open-end fund or to make certain other changes.  See
                                            "Leverage" and "Risk Factors and Special Considerations
                                            -- Leverage Risk."

                                            The fee paid to the Investment Adviser is calculated on
                                            the basis of the Fund's total assets, which includes for
                                            this purpose the proceeds from the issuance of senior
                                            securities without any deduction for the liquidation
                                            preference or principal amount, as applicable, of any
                                            such securities. However, the Investment Adviser has
                                            voluntarily agreed to waive investment management fees
                                            on assets attributable to senior securities for any
                                            calendar year except to the extent the Fund's rate of
                                            total return allocable to common shareholders, including
                                            distributions and the management fee subject to
                                            potential waiver, is equal to or exceeds the cost of
                                            such leverage for that year. This waiver will apply as
                                            long as any such preferred shares or senior debt
                                            securities are outstanding. Consequently, during periods
                                            in which the Fund has preferred shares outstanding, the
                                            investment management fees payable to the Investment
                                            Adviser may be higher than if the Fund did not utilize a
                                            leveraged capital structure. See "Leverage."

Dividends and Distributions.............    In order to allow its holders of common shares to
                                            realize a predictable, but not assured, level of cash
                                            flow and some periodic liquidity from their investment
                                            without having to sell shares, the Board of Trustees
                                            has adopted a dividend policy, which may be changed at
                                            any time, to pay monthly distributions on its common
                                            shares.  In making this determination the Board would
                                            consider relevant factors, including current short-term
                                            and long-term interest rates and the likelihood that
                                            the Fund would be able to make incremental returns on
                                            leverage.  Under this policy, the Fund would declare
                                            the first distribution within the first quarter after
                                            the completion of the offering and subsequently it
                                            expects to pay monthly distributions equal to an annual
                                            rate of 6% of the offering price per share.  See
                                            "Dividends and Distributions."  Such distributions would
                                            consist of investment company taxable income (including
                                            short-term capital gain) and long-term capital gain or,
                                            if necessary from time to time, return of capital.  In
                                            addition, the Board of Trustees has determined that the
                                            Fund will distribute in the fourth quarter of each
                                            fiscal year such amounts as are necessary to distribute
                                            substantially all of the Fund's taxable income for that
                                            year.

                                            Investment company taxable income (including dividend
                                            income) and capital gain distributions paid (or in the
                                            case of capital gain, credited) by the Fund will be
                                            automatically reinvested in additional shares of the
                                            Fund unless a shareholder elects to receive cash or the
                                            shareholder's broker does not provide reinvestment
                                            services. See "Automatic Dividend Reinvestment and
                                            Voluntary Cash Purchase Plan." Because the Fund's
                                            distribution policy may be changed by the Board at any
                                            time, there can be no assurance that the Fund will pay
                                            distributions or pay distributions at a particular rate.

Use of Proceeds.........................    The Fund will use the net proceeds from the offering to
                                            purchase portfolio securities in accordance with its
                                            investment objective and policies.  See "Use of
                                            Proceeds."

Listing of the Common Shares............    The common shares are expected to be listed on the New
                                            York Stock Exchange, subject to notice of issuance,
                                            under the trading or "ticker" symbol "GLU." See
                                            "Description of the Shares."

Market Price of Shares..................    Common shares of closed-end investment companies often
                                            trade at prices lower than their net asset value.
                                            Common shares of closed-end investment companies may
                                            trade during some periods at prices higher than their
                                            net asset value and during other periods at prices
                                            lower than their net asset value.  We cannot assure you
                                            that the Fund's common shares will trade at a price
                                            higher than or equal to net asset value.  The Fund's
                                            net asset value will be reduced after this offering by
                                            the sales load and the amount of the organization and
                                            offering expenses paid by the Fund.  See "Use of
                                            Proceeds."  In addition to net asset value, the market
                                            price of the Fund's common shares may be affected by
                                            such factors as the Fund's distribution level and
                                            stability, market liquidity, market supply and demand,
                                            unrealized gains and the amount and impact of
                                            leverage.  See "Risk Factors and Special
                                            Considerations," "Description of the Shares" and
                                            "Repurchase of Common Shares."  The common shares are
                                            designed primarily for long-term investors, and you
                                            should not purchase common shares of the Fund if you
                                            intend to sell them shortly after purchase.

Risk Factors and
     Special Considerations.............    Risk is inherent in all investing.  Therefore, before
                                            investing in common shares you should consider the
                                            risks carefully.

                                            Industry Risks. Under normal market conditions, the Fund
                                            invests at least 50% of its assets in foreign and
                                            domestic companies in the Utilities Industry (as
                                            described under "Investment Objective and Policies"). As
                                            a result of this policy of concentrating its investments
                                            in a particular industry, the net asset value of the
                                            Fund will be more susceptible to factors affecting those
                                            particular types of companies, such as government
                                            regulation, inflation, cost increases in fuel and other
                                            operating expenses, technological innovations that may
                                            render existing products and equipment obsolete, and
                                            increasing interest rates resulting in high interest
                                            costs on borrowings needed for product development,
                                            capital investment and construction programs, including
                                            costs associated with compliance with environmental and
                                            other regulations. In addition, the Fund's concentration
                                            policy may subject it to greater risk of market
                                            fluctuation than a fund that had securities representing
                                            a broader range of investment alternatives. See "Risk
                                            Factors and Special Considerations -- Industry Risk."

                                            Tax Risk. We cannot assure you what percentage of the
                                            distributions paid on the common shares, if any, will
                                            consist of tax-advantaged qualified dividend income or
                                            long-term capital gains or what the tax rates on various
                                            types of income will be in future years. The favorable
                                            rates on qualifying dividends and capital gains are
                                            currently scheduled to increase for income received or
                                            gains realized after December 31, 2008. See "Risk
                                            Factors and Special Considerations - Tax Risk."

                                            Foreign Securities Risk. Subject to the Fund's other
                                            policies including investing at least 50% of its assets
                                            in the utilities industry, the Fund may invest without
                                            limitation in securities of foreign issuers and will
                                            generally be invested in securities of issuers located
                                            in at least three countries including the U.S. Investing
                                            in securities of foreign companies (or foreign
                                            governments), which are generally denominated in foreign
                                            currencies, may involve certain risks and opportunities
                                            not typically associated with investing in domestic
                                            companies. Foreign companies generally are not subject
                                            to the same accounting, auditing and financial standards
                                            and requirements as those applicable to U.S. companies.
                                            See "Risk Factors and Special Considerations -- Foreign
                                            Securities Risk."

                                            Foreign Currency Risk. The Fund expects to invest in
                                            companies whose securities are denominated in currencies
                                            other than U.S. dollars or have operations outside of
                                            the U.S. In such instances, the Fund will be exposed to
                                            currency risk, including the risk of fluctuations in the
                                            exchange rate between U.S. dollars (in which the Fund's
                                            shares are denominated) and such foreign currencies and
                                            the risk of currency devaluations. Certain non-U.S.
                                            currencies, primarily in developing countries, have been
                                            devalued in the past and might face devaluation in the
                                            future. Currency devaluations generally have a
                                            significant and adverse impact on the devaluing
                                            country's economy in the short and intermediate term and
                                            on the financial condition and results of companies'
                                            operations in that country. Currency devaluations may
                                            also be accompanied by significant declines in the
                                            values and liquidity of equity and debt securities of
                                            affected governmental and private sector entities
                                            generally. To the extent that affected companies have
                                            obligations denominated in currencies other than the
                                            devalued currency, those companies may also have
                                            difficulty in meeting those obligations under such
                                            circumstances, which in turn could have an adverse
                                            effect upon the value of the Fund's investments in such
                                            companies. There can be no assurance that current or
                                            future developments with respect to foreign currency
                                            devaluations will not impair the Fund's investment
                                            flexibility, its ability to achieve its investment
                                            objective or the value of certain of its foreign
                                            currency denominated investments. See "Risk Factors and
                                            Special Considerations - Equity Risk."

                                            Equity Risk. A principal risk of investing in the Fund
                                            is equity risk, which is the risk that the securities
                                            held by the Fund will fall in market value due to
                                            adverse market and economic conditions, perceptions
                                            regarding the industries in which the issuers of
                                            securities held by the Fund participate and the
                                            particular circumstances and performance of particular
                                            companies whose securities the Fund holds. An investment
                                            in the Fund represents an indirect investment in the
                                            securities owned by the Fund, which are for the most
                                            part traded on securities exchanges or in the
                                            over-the-counter markets. The market value of these
                                            securities, like other market investments, may move up
                                            or down, sometimes rapidly and unpredictably. The net
                                            asset value of the Fund may at any point in time be
                                            worth less than the amount at the time the shareholder
                                            invested in the Fund, even after taking into account any
                                            reinvestment of distributions. See "Risk Factors and
                                            Special Considerations -- Equity Risk."

                                            Leverage Risk. Leverage entails two primary risks. The
                                            first risk is that the use of leverage magnifies the
                                            impact on the holders of common shares from changes in
                                            net asset value by creating greater volatility in the
                                            net asset value and market price of the shares than a
                                            comparable portfolio without leverage. For example, if
                                            the Fund were to use leverage equal to 50% of its common
                                            shares, it would show a 1.5% increase or decline in net
                                            asset value for each 1% increase or decline in the value
                                            of its total assets. The second risk is that the cost of
                                            leverage will exceed the return on the securities
                                            acquired with the proceeds of leverage, thereby
                                            diminishing rather than enhancing the return to holders
                                            of common shares. In a rising interest rate environment,
                                            this second risk is more prevalent in the case of
                                            variable rate securities. These two risks would
                                            generally make the Fund's total return to holders of
                                            common shares more volatile were it to use leverage.

                                            So long as the Fund uses leverage it may be required to
                                            sell investments in order to meet dividend payments on
                                            its preferred shares or principal and interest payments
                                            on its senior securities representing debt when it may
                                            be disadvantageous to do so. In addition, a decline in
                                            net asset value could affect the ability of the Fund to
                                            make common share distributions and such a failure to
                                            make distributions could result in the Fund ceasing to
                                            qualify as a regulated investment company under the
                                            Code. See "Taxation." Finally, if the asset coverage for
                                            preferred shares or senior debt securities declines to
                                            less than 200% or 300% as determined in accordance with
                                            the 1940 Act, respectively (as a result of market
                                            fluctuations or otherwise), the Fund may be required to
                                            sell a portion of its investments to redeem the
                                            preferred shares or repay the senior debt securities
                                            when it may be disadvantageous to do so. See "Risk
                                            Factors and Specific Considerations -- Leverage Risk."

                                            Dependence on Key Personnel. The Investment Adviser is
                                            dependent upon the expertise of Mr. Mario J. Gabelli in
                                            providing investment advisory services with respect to
                                            the Fund's investments. If the Investment Adviser were
                                            to lose the services of Mr. Gabelli, its ability to
                                            service the Fund could be adversely affected. There can
                                            be no assurance that a suitable replacement could be
                                            found for Mr. Gabelli in the event of his death,
                                            resignation, retirement or inability to act on behalf of
                                            the Investment Adviser. See "Risk Factors and Special
                                            Considerations -- Dependence on Key Personnel."

                                            Market Discount Risk. Whether investors will realize
                                            gains or losses upon the sale of common shares of the
                                            Fund will depend upon the market price of the shares at
                                            the time of sale, which may be less or more than the
                                            Fund's net asset value per share. Since the market price
                                            of the common shares will be affected by such factors as
                                            the relative demand for and supply of the common shares
                                            in the market, general market and economic conditions
                                            and other factors beyond the control of the Fund, the
                                            Fund cannot predict whether the common shares will trade
                                            at, below or above net asset value or at, below or above
                                            the public offering price. Shares of closed-end funds
                                            often trade at a discount to their net asset value and
                                            the Fund's shares may trade at such a discount. This
                                            risk may be greater for investors expecting to sell
                                            their common shares of the Fund soon after completion of
                                            the public offering. The common shares of the Fund are
                                            designed primarily for long-term investors, and
                                            investors in the common shares should not view the Fund
                                            as a vehicle for trading purposes. See "Risk Factors and
                                            Special Considerations -- Market Discount Risk."

                                            Common Stock Risk. Common stock of an issuer in the
                                            Fund's portfolio may decline in price for a variety of
                                            reasons including if the issuer fails to make
                                            anticipated dividend payments because, among other
                                            reasons, the issuer of the security experiences a
                                            decline in its financial condition. Common stock in
                                            which the Fund will invest is structurally subordinated
                                            to preferred stock, bonds and other debt instruments in
                                            a company's capital structure, in terms of priority to
                                            corporate income, and therefore will be subject to
                                            greater dividend risk than preferred stock or debt
                                            instruments of such issuers. In addition, while common
                                            stock has historically generated higher average returns
                                            than fixed income securities, common stock has also
                                            experienced significantly more volatility in those
                                            returns. An adverse event, such as an unfavorable
                                            earnings report, may depress the value of common stock
                                            of an issuer held by the Fund. Also, the price of common
                                            stock of an issuer is sensitive to general movements in
                                            the overall stock market. A drop in stock market
                                            indicies may depress the price of many or all of the
                                            common stocks held by the Fund. See "Risk Factors and
                                            Special Considerations -- Common Stock Risk."

                                            Long-Term Objective; Not a Complete Investment Program.
                                            The Fund is intended for investors seeking a consistent
                                            level of after-tax total return consisting of income
                                            (with a current emphasis on qualifying dividends) and
                                            long-term capital gains. The Fund is not meant to
                                            provide a vehicle for those who wish to play short-term
                                            swings in the stock market. An investment in shares of
                                            the Fund should not be considered a complete investment
                                            program. Each shareholder should take into account the
                                            Fund's investment objective as well as the shareholder's
                                            other investments when considering an investment in the
                                            Fund. See "Risk Factors and Special Considerations --
                                            Long-term Objective; Not a Complete Investment Program."

                                            Fund Distribution Risk. The Board of Trustees has
                                            adopted a dividend policy, which may be changed at any
                                            time, to pay monthly distributions on the Fund's common
                                            shares equal to an annual rate of 6% of the offering
                                            price per share. To the extent its total distributions
                                            for a year exceed its net investment company taxable
                                            income and net realized capital gain for that year, the
                                            excess would generally constitute a return of capital.
                                            Return of capital distributions are generally tax-free
                                            up to the amount of a shareholder's tax basis in the
                                            shares. See "Taxation." In addition, such excess
                                            distributions will decrease the Fund's total assets and
                                            may increase the Fund's expense ratio. In order to make
                                            such distributions, the Fund may have to sell a portion
                                            of its investment portfolio at a time when independent
                                            investment judgment may not dictate such action. See
                                            "Risk Factors and Special Considerations -- Fund
                                            Distribution Risk."

                                            No Operating History. The Fund is a newly organized,
                                            non-diversified, closed-end management investment
                                            company with no operating history and no prior history
                                            of public trading. See "Risk Factors and Special
                                            Considerations -- No Operating History."

                                            Management Risk. The Fund is subject to management risk
                                            because it is an actively managed portfolio. The
                                            Investment Adviser will apply investment techniques and
                                            risk analyses in making investment decisions for the
                                            Fund, but there can be no guarantee that these will
                                            produce the desired results. See "Risk Factors and
                                            Special Considerations -- Management Risk."

                                            Distribution Risk for Equity Income Portfolio
                                            Securities. The Fund will invest a portion of its assets
                                            in the shares of issuers that pay dividends. Such
                                            dividends are not guaranteed and in the event an issuer
                                            does not realize sufficient income in a particular
                                            period to both service its liabilities and to pay
                                            dividends, it may forgo paying dividends. See "Risk
                                            Factors and Special Considerations -- Distribution Risk
                                            for Equity Income Securities."

                                            Special Risks Related to Preferred Securities. Special
                                            risks associated with investing in preferred securities
                                            include deferral of distributions or dividend payments,
                                            in some cases the right of an issuer never to pay missed
                                            dividends, subordination, illiquidity, limited voting
                                            rights and redemption by the issuer. Because the Fund
                                            has no limit on its investment in non-cumulative
                                            preferred securities, the amount of dividends the Fund
                                            pays may be adversely affected if an issuer of a
                                            non-cumulative preferred stock held by the Fund
                                            determine not to pay dividends on such stock. There is
                                            no assurance that dividends or distributions on
                                            preferred stock in which the Fund invests will be
                                            declared or otherwise made payable. See "Risk Factors
                                            and Special Considerations -- Special Risks Related to
                                            Preferred Securities."

                                            Income Risk. The income shareholders receive from the
                                            Fund is expected to be based primarily on dividends and
                                            interest the Fund earns from its investments, which can
                                            vary widely over the short and long-term. If prevailing
                                            market interest rates drop, distribution rates of the
                                            Fund's preferred stock and any bond holdings could
                                            decline and shareholders' income from the Fund could
                                            drop as well. The Fund's income also would likely be
                                            affected adversely when prevailing short-term interest
                                            rates increase and the Fund is utilizing leverage. See
                                            "Risk Factors and Special Considerations -- Income
                                            Risk."

                                            Interest Rate Risk. Interest rate risk is the risk that
                                            fixed-income securities and to a lesser extent common
                                            stocks issued by some companies in the utilities
                                            industry will decline in value because of changes in
                                            market interest rates. When market interest rates rise,
                                            the market value of such securities generally will fall.
                                            The Fund's investment in such securities means that the
                                            net asset value and market price of common shares will
                                            tend to decline if market interest rates rise. See "Risk
                                            Factors and Special Considerations -- Interest Rate
                                            Risk."

                                            During periods of declining interest rates, the issuer
                                            of a security may exercise an option to prepay principal
                                            earlier than scheduled, forcing the Fund to reinvest in
                                            lower yielding securities. This is known as call or
                                            prepayment risk. Preferred stock and debt securities
                                            frequently have call features that allow the issuer to
                                            redeem the securities prior to their stated maturities.
                                            An issuer may redeem such a security if the issuer can
                                            refinance it at a lower cost due to declining interest
                                            rates or an improvement in the credit standing of the
                                            issuer. During periods of rising interest rates, the
                                            average life of certain types of securities may be
                                            extended because of slower than expected principal
                                            payments. This may lock in a below market interest rate,
                                            increase the security's duration and reduce the value of
                                            the security. This is known as extension risk.

                                            Market interest rates for investment grade fixed-income
                                            securities of the type in which the Fund will invest
                                            have recently declined significantly below the
                                            historical average rates for such securities. This
                                            decline may have increased the risk that these rates
                                            will rise in the future (which would cause the value of
                                            the Fund's assets invested in fixed income securities to
                                            decline) and the degree to which asset values may
                                            decline in such event; however, historical interest rate
                                            levels are not necessarily predictive of future interest
                                            rate levels. See "Risk Factors and Special
                                            Considerations -- Interest Rate Risk."

                                            Inflation Risk. Inflation risk is the risk that the
                                            value of assets or income from investments will be worth
                                            less in the future as inflation decreases the value of
                                            money. As inflation increases, the real value of the
                                            Fund's shares and distributions thereon can decline. In
                                            addition, during any periods of rising inflation,
                                            dividend rates of any variable rate preferred stock or
                                            debt securities issued by the Fund would likely
                                            increase, which would tend to further reduce returns to
                                            common shareholders. See "Risk Factors and Special
                                            Considerations -- Inflation Risk."

                                            Dilution Risk for Convertible Securities. In the absence
                                            of adequate anti-dilution provisions in a convertible
                                            security, dilution in the value of the Fund's holding
                                            may occur in the event the underlying stock is
                                            subdivided, additional equity securities are issued for
                                            below market value, a stock dividend is declared, or the
                                            issuer enters into another type of corporate transaction
                                            that has a similar effect. See "Risk Factors and Special
                                            Considerations -- Dilution Risk for Convertible
                                            Securities."

                                            Value Investing Risk. The Fund invests in
                                            dividend-paying common and preferred stocks in the
                                            utilities industry that the Investment Adviser believes
                                            are undervalued or inexpensive relative to other
                                            investments. These types of securities may present risks
                                            in addition to the general risks associated with
                                            investing in common and preferred stocks. See "Risk
                                            Factors and Special Considerations -- Value Investing
                                            Risk."

                                            Non-Diversified Status. As a non-diversified investment
                                            company under the 1940 Act, the Fund is not limited in
                                            the proportion of its assets that may be invested in
                                            securities of a single issuer, and accordingly, an
                                            investment in the Fund may, under certain circumstances,
                                            present greater risk to an investor than an investment
                                            in a diversified company. See "Risk Factors and Special
                                            Considerations -- Non-Diversified Status." See also
                                            "Taxation."

                                            Illiquid Securities. The Fund has no limit on the amount
                                            of its net assets it may invest in unregistered and
                                            otherwise illiquid investments. Unregistered securities
                                            are securities that cannot be sold publicly in the
                                            United States without registration under the Securities
                                            Act of 1933. Unregistered securities generally can be
                                            resold only in privately negotiated transactions with a
                                            limited number of purchasers or in a public offering
                                            registered under the Securities Act of 1933.
                                            Considerable delay could be encountered in either event
                                            and, unless otherwise contractually provided for, the
                                            Fund's proceeds upon sale may be reduced by the costs of
                                            registration or underwriting discounts. The difficulties
                                            and delays associated with such transactions could
                                            result in the Fund's inability to realize a favorable
                                            price upon disposition of unregistered securities, and
                                            at times might make disposition of such securities
                                            impossible. See "Risk Factors and Special Considerations
                                            -- Illiquid Securities."

                                            Risk Arbitrage. To the extent consistent with the Fund's
                                            investment objective and policies, the Fund may invest
                                            in securities pursuant to "risk arbitrage" strategies or
                                            in other investment funds managed pursuant to such
                                            strategies. Risk arbitrage strategies attempt to exploit
                                            merger activity to capture the spread between current
                                            market values of securities and their values after
                                            successful completion of a merger, restructuring or
                                            similar corporate transaction. A merger or other
                                            restructuring or tender or exchange offer anticipated by
                                            the Fund and in which it holds an arbitrage position may
                                            not be completed on the terms contemplated or within the
                                            time frame anticipated, resulting in losses to the Fund.
                                            Such losses would be magnified to the extent that the
                                            Fund uses leverage to increase its stake in an arbitrage
                                            position. See "Risk Factors and Special Considerations
                                            -- Risk Arbitrage."

                                            Investment Companies. The Fund may invest in the
                                            securities of other investment companies to the extent
                                            permitted by law. To the extent the Fund invests in the
                                            common equity of investment companies, the Fund will
                                            bear its ratable share of any such investment company's
                                            expenses, including management fees. The Fund will also
                                            remain obligated to pay management fees to the
                                            Investment Adviser with respect to the assets invested
                                            in the securities of other investment companies. In
                                            these circumstances, holders of the Fund's common shares
                                            will be subject to duplicative investment expenses. See
                                            "Risk Factors and Special Considerations -- Investment
                                            Companies."

                                            Lower Grade Securities. The Fund may invest up to 10% of
                                            its total assets in fixed income securities rated below
                                            investment grade by recognized statistical rating
                                            agencies or unrated securities of comparable quality.
                                            The prices of these lower grade securities are more
                                            sensitive to negative developments, such as a decline in
                                            the issuer's revenues or a general economic downturn,
                                            than are the prices of higher grade securities.
                                            Securities of below investment grade quality - those
                                            securities rated below Baa by Moody's or below BBB by
                                            S&P - are predominantly speculative with respect to the
                                            issuer's capacity to pay interest and repay principal
                                            when due and therefore involve a greater risk of default
                                            and are commonly referred to as "junk bonds." See "Risk
                                            Factors and Special Considerations -- Lower Grade
                                            Securities."

                                            Special Risks of Derivative Transactions. The Fund may
                                            participate in certain derivative transactions. Such
                                            transactions entail certain execution, market,
                                            liquidity, hedging and tax risks. Participation in the
                                            options or futures markets and in currency exchange
                                            transactions involves investment risks and transaction
                                            costs to which the Fund would not be subject absent the
                                            use of these strategies. If the Investment Adviser's
                                            prediction of movements in the direction of the
                                            securities, foreign currency and interest rate markets
                                            is inaccurate, the consequences to the Fund may leave
                                            the Fund in a worse position than if it had not used
                                            such strategies. See "Risk Factors and Special
                                            Considerations -- Special Risks of Derivative
                                            Transactions."

                                            Loans of Portfolio Securities. The Fund may seek to earn
                                            income by lending portfolio securities to broker-dealers
                                            or other institutional borrowers. As with other
                                            extensions of credit, there are risks of delay in
                                            recovery or even loss of rights in the securities loaned
                                            if the borrower of the securities violates the terms of
                                            the loan or fails financially. See "Risk Factors and
                                            Special Considerations -- Loans of Portfolio
                                            Securities."

                                            Current Developments. As a result of the terrorist
                                            attacks on the World Trade Center and the Pentagon on
                                            September 11, 2001, some of the U.S. Securities Markets
                                            were closed for a four-day period. These terrorists
                                            attacks, the war in Iraq and its aftermath and other
                                            geopolitical events have led to, and may in the future
                                            lead to, increased short-term market volatility and may
                                            have long-term effects on U.S. and world economies and
                                            markets. The nature, scope and duration of the war and
                                            occupation cannot be predicted with any certainty.
                                            Similar events in the future or other disruptions of
                                            financial markets could affect interest rates,
                                            securities exchanges, auctions, secondary trading,
                                            ratings, credit risk, inflation, energy prices and other
                                            factors relating to the common shares. See "Risk Factors
                                            and Special Considerations -- Current Developments."

                                            Anti-takeover Provisions. The Fund's governing documents
                                            include provisions that could limit the ability of other
                                            entities or persons to acquire control of the Fund or
                                            convert the Fund to an open-end fund. See "Anti-takeover
                                            Provisions of the Fund's Governing Documents."

Management and Fees.....................    Gabelli Funds, LLC serves as the Fund's investment
                                            adviser ("Investment Adviser") and is compensated for
                                            its services and its related expenses at an annual rate
                                            of 1.00% of the Fund's average weekly total assets.
                                            This fee will be reduced each year following the fifth
                                            anniversary of the investment advisory agreement by 10
                                            basis points until the eighth anniversary, after which
                                            time the Investment Adviser will be compensated at an
                                            annual rate of .50% of the Fund's average weekly total
                                            assets.  However, the Investment Adviser has
                                            voluntarily agreed that in the event the Fund issues
                                            senior securities, it will waive investment management
                                            fees on assets attributable to such senior securities
                                            for any calendar year except to the extent the Fund's
                                            rate of total return allocable to common shareholders,
                                            including distributions and the management fee subject
                                            to potential waiver, is equal to or exceeds the cost of
                                            such leverage for that year.  The Investment Adviser is
                                            responsible for administration of the Fund and
                                            currently utilizes and pays the fees of a third party
                                            sub-administrator.   See "Management of the Fund."

                                            During periods when the Fund has outstanding senior
                                            securities, the fees paid to the Investment Adviser for
                                            its services to the Fund may be higher than if the Fund
                                            did not issue senior securities because such fees will
                                            be calculated on the basis of the Fund's average weekly
                                            total assets (subject to the fee waiver described
                                            above). Consequently, the Fund and the Investment
                                            Adviser may have differing interests in determining
                                            whether to leverage the Fund's assets by issuing senior
                                            securities. The Board of Trustees will monitor this
                                            potential conflict.

                                            The Securities and Exchange Commission, the New York
                                            Attorney General and officials of other states have been
                                            conducting inquiries into, and bringing enforcement and
                                            other proceedings regarding, trading abuses involving
                                            open-end investment companies. The Investment Adviser
                                            has received information requests from the New York
                                            Attorney General in the form of a subpoena and from the
                                            Securities and Exchange Commission in connection with
                                            these inquiries. The Investment Adviser and its
                                            affiliates have been complying with these requests and
                                            have been independently reviewing their mutual fund
                                            practices in a variety of areas. For further details
                                            regarding the Investment Adviser's ongoing review in
                                            connection with these requests. See "Management of the
                                            Fund -- Regulatory Matters."

Repurchase of Common
     Shares and Anti-takeover
     Provisions.........................    The Fund's Board of Trustees has authorized the Fund to
                                            repurchase its common shares in the open market when
                                            the common shares are trading at a discount of 10% or
                                            more from net asset value (or such other percentage as
                                            the Board of Trustees may determine from time to
                                            time).  Such repurchases are subject to certain notice
                                            and other requirements under the 1940 Act.  See
                                            "Repurchase of Common Shares."

                                            Certain provisions of the Fund's Agreement and
                                            Declaration of Trust and By-Laws (collectively, the
                                            "governing documents") may be regarded as
                                            "anti-takeover" provisions. Pursuant to these
                                            provisions, only one of three classes of trustees is
                                            elected each year, and the affirmative vote of the
                                            holders of 75% of the outstanding shares of the Fund are
                                            necessary to authorize the conversion of the Fund from a
                                            closed-end to an open-end investment company. The
                                            overall effect of these provisions is to render more
                                            difficult the accomplishment of a merger with, or the
                                            assumption of control by, a principal shareholder. These
                                            provisions may have the effect of depriving Fund common
                                            shareholders of an opportunity to sell their shares at a
                                            premium to the prevailing market price. See
                                            "Anti-takeover Provisions of the Fund's Governing
                                            Documents."

Custodian, Transfer Agent and
     Dividend Disbursing Agent..........           located at        serves as the custodian of the
                                            Fund's assets pursuant to a custody agreement.  Under
                                            the custody agreement, the custodian holds the Fund's
                                            assets in compliance with the 1940 Act.  For its
                                            services, the Custodian will receive a monthly fee based
                                            upon, among other things, the average value of the
                                            total assets of the Fund, plus certain charges for
                                            securities transactions.

                                                   located at        serves as the Fund's distribution
                                            disbursing agent, as agent under the Fund's automatic
                                            dividend reinvestment and voluntary cash purchase plan
                                            and as transfer agent and registrar with respect to the
                                            common shares of the Fund.

                           SUMMARY OF FUND EXPENSES

         The following table shows Fund expenses as a percentage of net assets attributable to common shares. Because the Fund has no operating history, the following tables are based on the assumption that the Fund has issued 25,000,000 common shares and has issued preferred shares in an aggregate amount of approximately 33% of the Fund's assets under management.


Shareholder Transaction Expenses
         Sales Load Paid By You (as a percentage of offering price).....................         4.50%
         Offering Expenses Borne by the Fund (as a percentage of offering price)*.......          .20%
         Dividend Reinvestment Plan Fees................................................        None**


                                                                      Percentage of Net Assets
                                                                 Attributable to Common Shares
                                                              (Assumes Preferred Shares Are Issued)***+
                                                              -----------------------------------------
Annual Expenses
         Management Fees  ....................................                  1.50%
         Other Expenses.......................................                   .33%
         Total Annual Expenses................................                  1.83%


___________
* Gabelli Funds, LLC, the Fund's Investment Adviser, has agreed to pay the Fund's offering and organizational costs (other than the sales load) that exceed $.04 per share of common stock (.20% of the offering price).

** You will be charged a $2.50 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

*** If the Fund offers preferred shares, it expects to incur certain annual expenses associated with maintaining such preferred shares. The Fund also would expect to incur offering costs estimated to be approximately 1.20% of the total dollar amount of such offering, which would be borne immediately by common shareholders and result in a reduction of the net asset value of the common shares. Assuming the issuance of preferred shares in an amount equal to 33% of the Fund's net assets (after their issuance) and that the Fund issues 25,000,000 common shares, these offering costs are estimated to be $3,000,000, or $.12 per common share (.60% of the offering price of the common shares). These offering costs are not included among the expenses shown in this table.

+ The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to common shares. This table assumes the Fund is the same size as in the table above, but unlike the table above, assumes that no preferred shares are, or other leverage is, issued or outstanding. This would be the case, for instance, prior to the Fund's expected issuance of preferred shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                     Percentage of Net Assets
                                                   Attributable to Common Shares
                                                   (Assumes Preferred Shares
                                                            Are Issued)***+
                                                   -----------------------------
         Annual Expenses
                  Management Fees..................              1.00%
                  Other Expenses...................               .20%
                  Total Annual Expenses............              1.20%

         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues 25,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase.

         The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and estimated offering expenses for the preferred shares of $6) that an investor would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.83% of net assets attributable to common shares, (2) a 2% annual cost of preferred shares issued in an amount equal to 33% of the Fund's assets under management (after their issuance), and (3) a 5% annual portfolio total return (which is equal to a 6.5% total return to common shareholders, due to the use of leverage).*

                                   1 Year      3 Years     5 Years     10 Years
                                   ------      -------     -------     --------
Total Expenses Incurred .........  $70          $112       $155         $275


___________

* The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In addition, the Fund currently expects to issue preferred shares, the cost of which to the Fund will vary depending upon, among other factors, changes in short-term interest rates. Accordingly, the actual interest cost associated with such preferred shares may be greater or less than the 2% cost assumed by this example.

                                USE OF PROCEEDS

         The net proceeds of the offering are estimated at approximately $ ($ if the Underwriters exercise the overallotment option in full), after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

                                   THE FUND

         The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on March 8, 2004, pursuant to a Certificate of Trust governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at One Corporate Center, Rye, New York, 10580-1422.

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The Fund's investment objective is to seek a consistent level of after-tax total return over the long-term with an emphasis currently on qualifying dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water and (b) infrastructure operations such as airports, toll roads and municipal services and telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the "Utilities Industry") and (ii) in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in the Utilities Industry. The remaining Fund assets will generally be invested in other securities that the Investment Adviser views as not being correlated with the Fund's Utilities Industry investments. Such investments may include convertible securities, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments, debt (including obligations of the U.S. Government) and money market instruments.

Investment Methodology of the Fund

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value (which is defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o        the potential for capital appreciation of the securities;

         o        the interest or dividend income generated by the securities;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants;

         o the existence of any anti-dilution protections or guarantees of the security; and

         o        the number and size of investments of the portfolio.

         The Investment Adviser's investment philosophy with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

         Utilities Industry Concentration. Under normal conditions, the Fund will invest at least 50% of its assets in foreign and domestic companies involved to a substantial extent in the Utilities Industry. See "Risk Factors and Special Considerations - Industry Risks."

         Tax-Advantaged Qualified Dividends. The Fund's investments will emphasize securities that will pay what under current law through 2008 are tax-advantaged qualified dividends. For the Fund to receive tax-advantaged qualified dividends, the Fund must, in addition to other requirements, hold the otherwise qualified stock for more than 61 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 91 days during the 181-day period beginning 90 days before the ex-dividend date). Although current law only provides a 60-day, 90-day, 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 61 days, 91 days, 121 days and 181 days, respectively. The Treasury Department and the Internal Revenue Services (the "IRS") have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at the rates applicable to tax-advantaged qualified dividends on dividends received from the Fund that are attributable to tax-advantaged qualified dividends received by the Fund, the shareholder must hold its common shares for more than 61 days during the 121-day period beginning 60 days before the ex-dividend date for the Fund's common shares. Consequently, short-term investors in the Fund may not realize the benefits of tax-advantaged qualified dividends. There can be no assurance as to the portion of the Fund's dividends that will be tax-advantaged. The provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to tax-advantaged qualified dividends are currently effective through December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.

         Foreign Securities. Subject to the Fund's other policies including investing at least 50% of its assets in the utilities industry, the Fund may invest without limit in securities of foreign issuers, which are generally denominated in foreign currencies. The Fund expects to generally be invested in securities of issuers located in at least three countries including the U.S and possibly including developing countries. See "Risk Factors and Special Considerations -- Foreign Securities."

         The Fund may also purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

         Income Securities. Although it is the Fund's policy to invest in securities of companies in the Utilities Industry to the extent attractive opportunities are available, the Fund may also invest in income securities other than Utilities Industry securities that are expected to periodically accrue or generate income for their holders. Such income securities include
(i) fixed income securities such as bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common and preferred stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

         The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

         The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. Although the Fund may invest in all types of obligations of agencies and instrumentaliaties of the U.S. government, the Fund currently intends to invest only in obligations that are supported by the "full faith and credit" of the U.S. government.

         The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities. Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

         Risk Arbitrage. Subject to the Fund's other policies including investing at least 50% of its assets in the utilities industry, the Fund may invest without limit in securities pursuant to "risk arbitrage" strategies or in other investment funds managed pursuant to such strategies. Risk arbitrage investments are made in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of total return significantly greater than the brokerage and other transaction expenses involved. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. Transactions associated with risk arbitrage strategies typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and similar transactions.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may trade at a discount or premium to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation behind the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. Risk arbitrage strategies may also involve short selling, options hedging and other arbitrage techniques to capture price differentials. See "Risk Factors and Special Considerations - Risk Arbitrage."

         Foreign Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

         Restricted and Illiquid Securities. Subject to the Fund's other policies including investing at least 50% of its assets in the utilities industry, the Fund may invest without limit in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, and securities eligible for resale pursuant to Rule 144A thereunder.
Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be more difficult to sell such securities at an attractive price until such time as such securities may be sold publicly. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Leverage. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 200% of the sum of any preferred stock and debt outstanding and 300% of the amount of any debt outstanding. Any such senior securities may be convertible in accordance with Securities and Exchange Commission staff guidelines, which may permit the Fund to obtain leverage at more attractive rates.

         The Fund anticipates issuing senior securities following the completion of this offering of common shares, upon a determination by the Board that the issuance of senior securities is in the best interest of the common shareholders. Subject to market conditions, the Fund expects to issue senior securities in an aggregate amount of up to approximately 33% of the Fund's assets under management. There can be no assurance, however, that senior securities representing such percentage, or any percentage, of the managed assets of the Fund will actually be issued.

         The issuance of senior securities would leverage the common shares. Although the timing and other terms of the offering of senior securities and the terms of the senior securities would be determined by the Fund's Board of Trustees, the Fund expects to primarily invest the proceeds of any senior securities offering in dividend paying or income producing equity or debt securities. See "Investment Objective and Policies."

         The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on such leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced. Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on such leveraged assets, the net asset value of the Fund will be diminished. See "Leverage" and "Risk Factors and Special Considerations -- Leverage Risk."

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than "BBB" by S&P or lower than "Baa" by Moody's (or unrated securities of comparable quality) are referred to in the financial press as "junk bonds."

         Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

         As part of its investments in lower rated securities (i.e., subject to the 10% cap), the Fund may invest without limit in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         Fixed-income securities, including lower rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

         The market for lower rated and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 5% of the fair market value of the Fund's total assets.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in this Prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nonetheless, the Fund's aggregate initial margins and premiums with respect to futures contracts, measured at the time of such investment, will not exceed 5% of the fair market value of the Fund's total assets.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by an underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

         Convertible Securities. A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. See "Risk Factors and Special Considerations - Dilution Risk for Convertible Securities."

         Temporary Defensive Investments. Although under normal market conditions at least 80% of the Fund's assets will consist of common stock and other debt or equity securities of foreign and domestic companies involved in the Utilities Industry and securities of companies in other industries that are expected to periodically generate or accrue income, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by Standard & Poor's Ratings Services ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See "Management of the Fund -- General." The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objective during temporary defensive periods.

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies -- Loans of Portfolio Securities" in the SAI.

         Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies, but is not expected to be higher than 100%.

         Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

                                   LEVERAGE

         Following the completion of the offering of common shares, the Fund expects to issue senior securities (which may be stock, such as preferred shares, securities representing debt or a combination thereof), subject to current market conditions, in an aggregate amount of up to approximately 33% of the Fund's assets under management. There can be no assurance, however, that senior securities representing such percentage of the Fund's managed assets will actually be issued. Until the Fund issues senior securities or if the Fund were not to issue senior securities in an aggregate amount of up to the asset coverage limits specified by the 1940 Act or guidelines set by rating agencies rating the Fund's senior securities at the Fund's request, the Fund may borrow from banks and other financial institutions or use other temporary leveraging techniques as the Investment Adviser may from time to time determine. Changes in the value of the Fund's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Fund's investment portfolio, the leverage will decrease or increase (as the case may be) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods when the Fund has outstanding senior securities, the fees paid to the Investment Adviser for its services to the Fund may be higher than if the Fund did not issue senior securities because such fees will be calculated on the basis of the Fund's average weekly total assets which (subject to the fee waiver described below) will include proceeds from the sale of preferred shares. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund's assets by issuing preferred shares. The Board of Trustees will monitor this potential conflict.

Senior Securities

         Although the Fund is able to issue senior securities that are stock (such as preferred shares) in an amount up to 50% of its assets or senior securities representing debt in an amount up to 33% of its assets, the Fund anticipates that under current market conditions it will offer senior securities representing in the aggregate not more than approximately 33% of the Fund's assets following the issuance of the senior securities. The senior securities would have complete priority upon distribution of assets over the common shares. The issuance of senior securities would leverage the common shares. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend or interest rate of the senior securities, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of return than if the Fund were not leveraged. The use of leverage by the Fund is based on the premise that the incremental assets of the Fund will be able to earn a higher return, including capital appreciation, than the cost of the leverage. If the Fund is able to do so, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and the cost of leverage narrow, the incremental return "pick up" will be reduced. Leverage in the form of senior securities creates risks for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in the dividend or interest rates on any senior securities may affect the return to the holders of the common shares. If the income and capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders and net asset value attributable to common shares will be reduced. In the latter case, the Investment Adviser nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return.

         The fee paid to the Investment Adviser is calculated on the basis of the Fund's net assets including proceeds from the issuance of senior securities. However, the Investment Adviser has voluntarily agreed that in the event the Fund issues senior securities, it will waive investment management fees on assets attributable to such senior securities for any calendar year except to the extent the Fund's rate of total return allocable to common shareholders, including distributions and the management fee subject to potential waiver, is equal to or exceeds the cost of such leverage for that year. This waiver will apply as long as any such senior securities are outstanding. Consequently, during periods in which the Fund is utilizing leverage in the form of senior securities, the investment management fees payable to the Investment Adviser may be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risk Factors and Special Considerations -- Leverage Risk."

         If the Fund has senior securities outstanding the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that may, at the Fund's request, issue ratings for the senior securities issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Under the 1940 Act, the Fund is not permitted to issue senior securities unless after such issuance the value of the Fund's total assets, less certain ordinary course liabilities, exceeds 200% of the sum of any preferred stock and debt outstanding and 300% of the amount of any debt outstanding. In addition, the Fund is not permitted to declare any cash distributions on its common shares unless, at the time of such declaration, the value of the Fund's total assets is at least 200% of the liquidation preference of the Fund's outstanding preferred shares and 300% of the amount of the Fund's outstanding senior securities representing debt. If senior securities are issued, the Fund intends, to the extent possible, to purchase or redeem senior securities from time to time to the extent necessary in order to maintain coverage of any senior securities of at least 200% or 300%, as applicable. In addition, as a condition to obtaining ratings on the senior securities, the terms of any senior securities issued are expected to include asset coverage maintenance provisions which will require the redemption of the senior securities in the event of non-compliance by the Fund and may also prohibit distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on distributions on the common shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         If the Fund has preferred shares outstanding, two of the Fund's trustees will be elected by the holders of preferred shares voting separately as a class. The remaining trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares may be entitled to elect a majority of the trustees of the Fund until all arrearages are paid. The Fund may also borrow money as a temporary measure for liquidity, extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

         Under the 1940 Act, the terms of any senior securities representing debt issued by the Fund would have to provide for one of the following:

                  o a right to holders of such debt to elect a majority of the trustees in the event the Fund's outstanding debt has had asset coverage of less than 100% for 12 consecutive calendar months with such voting right to continue until such debt shall have asset coverage of 110% or more for three consecutive calendar months; or

                  o an event of default being deemed to have occurred (which may involve the maturity of such debt being accelerated and payments thereon being immediately due) in the event the Fund's outstanding senior debt security has had asset coverage of less than 100% for 24 consecutive months.

In the event that each of the holders of the Fund's preferred shares and senior securities representing debt acquire voting rights associated with a failure to pay dividends or maintain adequate asset coverage, the voting rights of the holders of the senior debt security will take precedence over those that would otherwise be available to the holders of the preferred shares.

         In the event that senior securities represent approximately 33% of the Fund's assets and that dividends and interest are paid on the leverage at a blended annual average rate of 2%, the income generated by the Fund's entire portfolio (net of estimated expenses) would have to exceed .67% in order to cover the dividend and/or interest payments related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual rates on leverage are expected to vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, and 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risk Factors and Special Considerations." The table further reflects leverage using senior securities representing, in the aggregate, 33 1/3% of the Fund's assets and the Fund's currently projected annual blended dividend and/or interest rate of 2%.

Assumed Portfolio Total Return (net of expenses)...   -10%    -5%   0%    5% 10%


Common Share Total Return .........................   -16%  -8.5%  -1%  6.5% 14%

         For this purpose, common share total return is composed of two elements - (i) distributions of income paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on senior securities) and capital gain distributions (the amount of which is determined by netting losses against gains realized by the Fund on its securities) and (ii) the appreciation or decline in the net asset value of the Fund's common shares as a result of changes in the value of the securities in the Fund's portfolio. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the income in excess of expenses it receives on its income producing security investments is entirely offset by losses in the value of those securities. Until the Fund borrows or issues senior securities, the Fund's shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Industry Risks

         Under normal market conditions, the Fund will invest 80% or more of its assets in foreign and domestic companies involved in the Utilities Industry, and in debt or equity securities of companies in other industries that are expected to periodically accrue or generate income for their holders. In addition under normal market conditions, at least 50% of the Fund's assets will consist of debt or equity of securities of domestic and foreign companies involved to a substantial extent (i.e. at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in the Utilities Industry. As a result of this policy of concentrating its investments in a particular industry, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, and increasing interest rates resulting in high interest costs on borrowings needed for product development, infrastructure and capital construction programs, including costs associated with compliance with environmental and other regulations.

         Sector Risk. The Fund concentrates its investments in the Utilities Industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The prices of equity securities issued by certain types of utility companies may change more in response to interest rate changes than the equity securities of other companies. Generally, when interest rates go up, the value of securities issued by these companies goes down. Conversely, when interest rates go down, the value of securities issued by these companies goes up. There is no guarantee that this relationship will hold in the future.

         Government Regulation. Companies in certain sectors of the Utilities Industry (such as power generation and distribution) are subject to extensive governmental regulatory requirements. Certain of these regulations that are intended to limit the concentration of ownership and control of companies in these industries may prevent companies in which the Fund invests from making certain investments that they would otherwise make. Other regulations may cause Utilities Industry companies to incur substantial additional costs or lengthy delays in connection with the completion of capital investments or the introduction of new products or services to market. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit companies to implement rate increases or that such increases will be adequate to permit the payment of dividends on such issuer's common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for companies in the Utilities Industry to obtain adequate relief from rate regulation.

         Regulatory considerations limit the percentage of the shares of a public utility held by a fund or by an adviser and its affiliates on behalf of all their clients. Specifically, to avoid regulation under the Public Utility Holding Company Act of 1935, the Fund along with other funds advised by the Investment Adviser will not, in the aggregate, own more than 10% of the voting securities of a public utility company. Also, various types of ownership restrictions are imposed by the Federal Communications Commission, or FCC, on investment in media companies and cellular licensees. These rules limit the number of broadcast stations both locally and nationally that a single entity is permitted to own, operate, or control and prohibit ownership of certain competitive communications providers in the same location. The FCC also applies limited ownership restrictions on cellular licensees serving rural areas. Attributable interests that may result from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Fund's ability to invest in certain mass media and cellular companies. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

         Deregulation. Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility or telecommunications companies. Domestic and foreign regulators may monitor and control such companies' revenues and costs, and therefore may limit utility profits and dividends paid to investors, which could result in reduced income to the Fund. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. In some jurisdictions certain portions of various utilities functions have been deregulated. Deregulation may eliminate restrictions on profits and dividends of companies, but may also subject these companies to greater risks of loss. Thus, deregulation could have a positive or negative impact on the Fund. The Investment Adviser believes that certain Utilities Industry companies' fundamentals should continue to improve as the industry undergoes deregulation. In recent years, changes in regulation in the United States increasingly have allowed companies in the Utilities Industry to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within these industries. However, a number of companies have failed in their efforts to take advantage of the deregulated environment and are seeking to refocus in their primary business. Nonetheless, because of trends toward deregulation and the evolution of independent producers as well as new entrants to the field of telecommunications, non-regulated providers of utility and telecommunications services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain companies in the Utilities Industry being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

         Environmental and Other Regulatory Matters. Companies in the Utilities Industry in which the Fund will invest may be subject to a number of host country statutory and regulatory standards and required approvals relating to energy, labor and environmental laws. Certain permits and regulatory approvals may be required to be obtained for certain investments by companies in which the Fund will invest and failure by such companies to obtain such permits and regulatory approvals could adversely affect the Fund's investment. Companies also face considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

         The adoption by a host country of new laws, policies or regulations or changes in the interpretation or application of existing laws, policies and regulations that modify the present regulatory environment could also have an adverse effect on the Fund's investments. Regulatory risk affects companies in the Utilities Industry in part because governments may be party to private Utilities Industry investments as lessors, customers, regulators or partners. Moreover, for political reasons, governments may control the prices at which companies in the Utilities Industry can sell their products, which can adversely affect the Fund's investment in such a company.

         Under the laws of certain countries that are host to Utilities Industry companies in which the Fund may invest, such companies may be required to comply with a number of statutes and regulations during their operation pertaining to environmental controls or restrictions, and the storage, handling, transportation and disposal of hazardous and toxic material, waste or other substances. Compliance with such requirements may be costly and may materially affect the profitability of such companies. Further, failure by such a company to comply with any such statutes or regulations could have adverse effects on its business results and prospects, which could have negative consequences for investors such as the Fund.

         Foreign Utility Companies. Foreign companies in the Utilities Industry are also subject to regulation, although such regulation may or may not be comparable to regulation in the United States. Foreign companies in the Utilities Industry may be more heavily regulated by their respective governments than companies in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. Additionally, because the effectiveness of the judicial systems in non-U.S. countries varies, the Fund or companies in which it may invest may have difficulty in successfully pursuing claims in the courts of such countries.

         Financing. At certain times, companies in the Utilities Industry encounter difficulties in obtaining financing for product development, infrastructure and construction programs. Issuers experiencing such difficulties may also experience lower profitability, which can result in reduced income to the Fund. Historically, companies in the Utilities Industry have also encountered such financing difficulties during inflationary periods, although we cannot assure you that such a relationship will continue and that companies in the Utilities Industry will not encounter financing difficulties during non-inflationary periods.

         Equipment and Supplies. Companies in the Utilities Industry may face the risk of lengthy delays and increased costs associated with the design, development, construction, licensing and operation of their facilities or sale of their products. Moreover, technological innovations may render existing plants, equipment or products obsolete.

         Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies. Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They may also be negatively affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. Investments in certain kinds of utility companies are also subject to certain additional risks.

         Electric. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as its expenses.

         The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

         The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be affected to a greater extent in the future by how their asset base is utilized. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

         Several states have enacted enabling deregulation legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets," which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

         Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

         Telecommunications. The telecommunications industry today includes both traditional telephone companies with a history of broad market coverage and highly regulated businesses and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

         In February 1996, the Telecommunications Act of 1996 (the "Act") became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

         Gas. Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of a gas utility.

         Water. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

         There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

         Leveraged Capital Structures. It is expected that Utilities Industry companies in which the Fund will invest may employ considerable leverage, a significant portion of which may be at floating interest rates. As a result, a Utilities Industry company may be subject to increased exposure to adverse economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such company or its industry.

Tax Risk

         We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable rates on qualifying dividends and capital gains are currently scheduled to expire for income received or gains realized after December 31, 2008. See "Taxation."

Foreign Securities Risk

         The Fund may invest without limitation in securities of foreign issuers and will generally be invested in securities of issuers located in at least three countries including the U.S. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

         Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

         Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Fund will not hold any Foreign Securities of emerging market issuers and, if it does, such securities will not comprise more than 10% of the Fund's managed assets.

         The Fund also may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Foreign Currency Risk

         The Fund expects to invest in companies whose securities are denominated in currencies other than U.S. dollars or have operations outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund's shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage.

         As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

         Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country's economy in the short and intermediate term and on the financial condition and results of companies' operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund's investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund's investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Equity Risk

         A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Leverage Risk

         Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the holders of common shares from changes in net asset value by creating greater volatility in the net asset value and market price of the shares than a comparable portfolio without leverage. For example, if the Fund were to use leverage equal to 50% of its common shares, it would show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to holders of common shares. In a rising interest rate environment, this second risk is more prevalent in the case of variable rate securities. This risk may materialize as a result of fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund must pay (thereby reducing the return to the shareholders) or as a result of declining markets likely to cause a greater decline in the net asset value of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. These two risks would generally make the Fund's total return to holders of common shares more volatile were it to use leverage.

         So long as the Fund uses leverage it may be required to sell investments in order to meet dividend or interest payments on the preferred shares or senior debt securities when it may be disadvantageous to do so. In addition, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation." If the asset coverage for preferred shares or senior debt securities declines to less than 200% or 300% as determined in accordance with the 1940 Act, respectively (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments to redeem the preferred shares or repay the debt securities when it may be disadvantageous to do so. Lastly, an issuance of senior securities may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any senior securities issued by the Fund.

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario
J. Gabelli in providing investment advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Discount Risk

         Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the common shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and the Fund's common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Common Stock Risk

         Common stock of an issuer in the Fund's portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the overall stock market. A drop in stock market indicies may depress the price of many or all of the common stocks held by the Fund.

Long-term Objective; Not a Complete Investment Program

         The Fund is intended for investors seeking a consistent level of after-tax total return consisting of income (with a current emphasis on qualifying dividends) and long-term capital gains. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Fund Distribution Risk

         Pursuant to its adopted distribution policy, the Fund intends to make monthly distributions on its common shares. To the extent its total monthly distributions for a year exceed its net investment company taxable income and net realized capital gain for that year, the excess would generally constitute a return of capital. Return of capital distributions are generally tax-free up to the amount of a shareholder's tax basis in the shares. See "Taxation." In addition, such excess distributions may have the effect of decreasing the Fund's total assets and may increase the Fund's expense ratio as the Fund's fixed expenses may become a larger percentage of the Fund's average net assets. In order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

No Operating History

         The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and no prior history of public trading.

Management Risk

         The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Distribution Risk for Equity Income Portfolio Securities

         In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.

Special Risks Related to Preferred Securities

         There are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

         Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund's return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

         Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Income Risk

         The income investors in the Fund receive is based primarily on dividends and interest the Fund earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock and any bond holdings could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase while the Fund is utilizing leverage.

Interest Rate Risk

         Interest rate risk is the risk that fixed-income securities, and to a lesser extent common stocks issued by some companies in the utilities industry, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The value of the Fund's investment in such securities will tend to decline if market interest rates rise. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

         During periods of declining interest rates, the issuer of a security may exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Fixed income securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may seek to redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

         Market interest rates for investment grade fixed-income securities of the type in which the Fund will invest have recently declined significantly below the historical average rates for such securities. This decline has increased the risk that these rates will rise in the future (which would cause the value of the Fund's assets invested in fixed income securities to decline) and the degree to which net asset values may decline in such event; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Inflation Risk

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend or interest rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Dilution Risk for Convertible Securities

         In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Value Investing Risk

         The Fund invests in dividend-paying common and preferred stocks in the utilities industry that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Non-Diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. See "Taxation."

Illiquid Securities

         The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Risk Arbitrage

         The Fund may invest in securities pursuant to "risk arbitrage" strategies or in other investment funds managed pursuant to such strategies. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. A merger or other restructuring or tender or exchange offer anticipated by the Fund and in which it holds an arbitrage position may not be completed on the terms contemplated or within the time frame anticipated, resulting in losses to the Fund. Such losses would be magnified to the extent that the Fund uses leverage to increase its stake in an arbitrage position.

Investment Companies

         The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund's common shares will be subject to duplicative investment expenses.

Lower Grade Securities

         The Fund may invest up to 10% of its total assets in nonconvertible fixed-income securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality, and an unlimited percentage of it assets in convertible bonds of such quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o        greater volatility;

         o        greater credit risk and risk of default;

         o potentially greater sensitivity to general economic or industry conditions;

         o        potential lack of attractive resale opportunities
                  (illiquidity); and

         o additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

         For a further description of lower grade securities and the risks associated therewith, see "Investment Objective and Policies -- Certain Investment Practices -- Lower Grade Securities." For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Special Risks of Derivative Transactions

         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o        the creditworthiness of counterparties.

         Futures Transactions. The Fund may invest in futures contracts as long as the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Fund's assets. Futures and options on futures entail certain risks, including but not limited to the following:

         o no assurance that futures contracts or options on futures can be offset at favorable prices;

         o possible reduction of the return of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits or price fluctuations;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         Forward Currency Exchange Contracts. There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         For a further description of such derivative investments, see "Investment Objective and Policies -- Additional Investment Practices" in the SAI.

Loans of Portfolio Securities

          Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially.

         For a further description of such loans of portfolio securities, see "Investment Objective and Policies -- Additional Investment Policies -- Loans of Portfolio Securities" in the SAI.

Current Developments

          As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Anti-takeover Provisions

         The Fund's governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-takeover Provisions of the Fund's Governing Documents."

                           HOW THE FUND MANAGES RISK

Investment Restrictions

          The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares voting together as a single class. See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue preferred shares in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

Interest Rate Transactions

         If the Fund issues preferred shares whose dividends vary periodically, it may consider entering into interest rate swap or cap transactions in relation to all or a portion of such preferred shares in order to manage the impact on its portfolio of changes in the dividend rate of the preferred shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred shares that is lower than the Fund would have to pay if it issued perpetual fixed rate preferred shares or debt.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on its auction rate preferred shares. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay dividends on the preferred shares when due even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. In the event the Fund redeems the preferred shares, such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

         If the Fund enters into a swap transaction, it would expect to do so on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

                            MANAGEMENT OF THE FUND

General

         The Fund's Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly total assets. This fee will be reduced each year following the fifth anniversary of the investment advisory agreement by 10 basis points until the eighth anniversary, after which time the Investment Adviser will be compensated at an annual rate of ..50% of the Fund's average weekly total assets. However, the Investment Adviser has voluntarily agreed that in the event the Fund issues senior securities, it will waive investment management fees on assets attributable to such senior securities for any calendar year except to the extent the Fund's rate of total return allocable to common shareholders, including distributions and the management fee subject to potential waiver, is equal to or exceeds the cost of the leverage for that year. This waiver will apply as long as any such senior securities are outstanding.

The Investment Adviser

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an investment advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2003, the Investment Adviser acted as registered investment adviser to 26 management investment companies with aggregate net assets of $12.1 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $27.6 billion as of December 31, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.0 billion under management as of December 31, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $1.2 billion under management as of December 31, 2003. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $500 million under management as of December 31, 2003.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the investment advisory agreement between the Fund and the Investment Adviser (the "Investment Advisory Agreement"), including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value), as well as the fees of all trustees of the Fund who are officers of employees of the Investment Adviser or the affiliates.

         In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of senior securities, rating agency fees, costs of printing proxies, share certificates and shareholder reports, charges of State Street Bank and Trust Company, the custodian, charges of the transfer agent, Securities and Exchange Commission fees, fees and expenses of trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

         The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli currently leads the investment team responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Vice Chairman of the Board of Lynch Corporation, a diversified manufacturing company, and Vice Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.

Non-resident Trustees

         Karl Otto Pohl and Mario d'Urso, trustees of the Fund, reside outside the United States and all or a significant portion of their assets are located outside the United States. Neither trustee has an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against either director in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against either trustee in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States.

Sub-Administrator

         The Investment Adviser has entered into a sub-administration agreement with (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at .

Regulatory Matters

         The Securities and Exchange Commission, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests from the Securities and Exchange Commission and a subpoena from the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have been independently reviewing their mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Investment Advisory Agreement. More specifically, the Investment Adviser has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser has found that one investor, which had been engaged in short term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and which had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund several months after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. Inasmuch as both the Investment Adviser's review of its mutual fund practices and the governmental probes of the mutual fund industry are ongoing, no assurance can be provided that additional facts will not come to light in the course of its review that may be material to the Investment Adviser or that the Investment Adviser will not become the subject of enforcement or other proceedings by the Securities and Exchange Commission or the New York Attorney General. In light of the current turmoil in the mutual fund industry arising from the late trading, improper market timing and employee trading problems, there can be no assurance that any such action could not have an adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Investment Advisory Agreement.

                            PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The exemption also permits the Fund to make such distributions with respect to its senior securities, if any, in accordance with such shares' terms.

          The Board of Trustees has adopted a dividend policy, which may be changed at any time, to pay monthly distributions on its common shares equal to an annual rate of 6% of the offering price per share. The Board of Trustees has also determined to pay distributions on an annual basis equal to any realized income in excess of the monthly distributions as may be necessary to distribute substantially all of the Fund's taxable income for that year. The first distribution will be declared within the first quarter after completion of this offering. The Fund's distribution policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund expects to distribute substantially all of its net investment company taxable income and net capital gain, although the Fund may retain for reinvestment, and pay the resulting federal income taxes on its net capital gain, if any, each year. To the extent the Fund's total monthly distributions for a year exceed its net investment company taxable income (interest, dividends and net short-term capital gains in excess of expenses) and net realized long-term capital gain for that year, the excess would generally constitute a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. Any distributions which (based upon the Fund's full year performance) constitute a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of the basis in the common shares will generally be taxable to the shareholder as capital gain. See "Taxation." Monthly distribution notices provided by the Fund to its shareholders will describe the portion of the monthly distribution which, in the Fund's current good faith judgment, constitutes capital gain, investment company taxable income or a return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund's actual net investment company taxable income and net capital gain for the year and will be communicated to shareholders promptly.

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

                        AUTOMATIC DIVIDEND REINVESTMENT
                       AND VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the transfer agent as dividend disbursing agent.

         Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 1st or 15th of each month. The Plan agent will charge each shareholder who participates $.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 1st or 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

         The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant. A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the transfer agent.

                           DESCRIPTION OF THE SHARES

         The following is a brief description of the terms of the common shares. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and its By-Laws. For complete terms of the common shares, please refer to the actual terms of such series, which are set forth in the Agreement and Declaration of Trust.

Common Shares

         The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of March 8, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The Fund has no present intention of offering any additional common shares. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

         The Fund's common shares are expected to be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "GLU."

         The Fund's net asset value per share will be reduced following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Fund. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise.

         Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

         The Fund's common shareholders will vote as a single class to elect the Fund's Board of Trustees (subject to the special voting rights of senior securities) and on additional matters with respect to which the 1940 Act, the Fund's Declaration of Trust, By-Laws or resolutions adopted by the trustees provide for a vote of the Fund's common shareholders. See "Anti-takeover Provisions of the Fund's Governing Documents."

Book-Entry

         The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company ("DTC"). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the Transfer Agent.

Senior Securities

         The Agreement and Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue senior securities with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any senior securities that might be issued.

         The Fund may elect to issue senior securities as part of its leverage strategy. If senior securities are issued, the Fund currently intends to issue senior securities representing up to approximately 33% of the Fund's assets after the senior securities are issued. The Board of Trustees also reserves the right to change the foregoing percentage limitation and may issue senior securities to the extent permitted by the 1940 Act, which currently limits the aggregate involuntary liquidation preference of all outstanding senior securities that are stock to 50% (which percentage includes any amount of outstanding senior securities representing debt) and the amount of senior securities representing debt to 33% of the value of the Trust's total assets less liabilities and indebtedness of the Fund not represented by senior securities. We cannot assure investors, however, that any senior securities will be issued. Although the terms of any senior securities, including dividend or interest rate, liquidation preference or par value and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the senior securities will be preferred shares structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt instruments, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below, although they may differ.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

         Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities representing debt outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company to an open-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) on general matters such as the election of trustees, whereby they will vote together with holders of common shares as a single class. The holders of preferred shares will not have voting rights on matters not affecting the preferred shares.

         The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

         Redemption, Purchase and Sale of Preferred Shares By the Trust. The terms of any preferred shares are expected to provide that (i) they are redeemable by the Fund at any time in whole or in part at the original purchase price per share plus accumulated dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of preferred shares by the Fund will increase that leverage.

          ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Management of the Fund -- Trustees and Officers" in the SAI. A trustee of the Fund may be removed with or without cause by two-thirds of the remaining trustees and, with cause, by 66 2/3% of the votes entitled to be cast for the election of such trustees. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund's assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, after completion of the offering, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

         o merger or consolidation of the Fund with or into any other entity;

         o issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

         o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

         o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

         o the purchase of the Fund's common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of trustees). Reference is made to the Governing Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

         The Governing Documents of the Fund are on file with the Securities and Exchange Commission. For the full text of these provisions see "Additional Information."

                           CLOSED-END FUND STRUCTURE

         The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund. We cannot assure you that the Fund will not trade at a discount.

                          REPURCHASE OF COMMON SHARES

         The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board of Trustees has authorized such repurchases to be made when the Fund's common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

         When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund's expense ratio.

                                   TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions and cure periods (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

         Distributions paid to you by the Fund from its investment company taxable income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earning and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met)
(i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain distributions"), including capital gain distributions credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain distributions and other distributions.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received (including amounts credited as an undistributed capital gain distribution) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared.

         The Fund is required in certain circumstances to backup withhold on taxable distributions and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT

                (the "Custodian"), located at , serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

                located at , serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common shares of the Fund.

                                 UNDERWRITING

         Subject to the terms and conditions stated in a purchase agreement dated , 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.


                                                                    Number of
             Underwriter                                          Common Shares
             -----------                                          -------------


Merrill Lynch, Pierce, Fenner & Smith
        Incorporated.................................................
Citigroup Global Markets Inc.........................................
A.G. Edwards & Sons, Inc.............................................
Gabelli & Company, Inc...............................................
RBC Capital Markets Corporation......................................
Advest, Inc..........................................................
Robert W. Baird & Co. Incorporated...................................
BB&T Capital Markets, a division of Scott & Stringfellow, Inc........
Ferris, Baker Watts, Incorporated ...................................
Janney Montgomery Scott LLC..........................................
KeyBanc Capital Markets, a division of McDonald Investments Inc. ....
Legg Mason Wood Walker, Incorporated.................................
Quick & Reilly, Inc..................................................
Ryan Beck & Co., Inc. ...............................................
Stifel, Nicolaus & Company, Incorporated.............................
Wedbush Morgan Securities Inc........................................
Hennion & Walsh, Inc.................................................
                                                                     ----------
                 Total
                                                                     ==========



         The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933 or to contribute payments the underwriters may be required to make for any of those liabilities.

Commissions and Discounts

         The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before , 2004.

         The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                           Without     With
                                             Per Share     Option      Option
                                             ---------    ---------   ---------
  Public offering price .....................  $20.00        $            $
  Sales load ................................    $.90        $            $
  Estimated offering expenses ...............    $.04        $            $
  Proceeds to the Fund (after expenses) .....  $19.06        $            $


         The expenses of the offering are estimated at approximately $ and are payable by the Fund. The Fund has agreed to pay the underwriters $.0067 per common share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .0335% of the total price to the public of the common shares sold in this offering. The Investment Adviser has agreed to pay all of the Fund's organizational costs and the amount by which the Fund's offering costs (other than the sales load, but including the reimbursement of expenses described in the preceding sentence) exceed $.04 per common share (the "Reimbursement Cap").

Overallotment Option

         The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

         Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

         If the underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize the price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

         Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

         The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

         One or more of the underwriters of the common shares may also act as an underwriter of the Fund's preferred shares.

         The common shares will be sold to ensure that New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

         The Investment Adviser has also agreed to pay from its own assets additional compensation to Merrill Lynch. This additional compensation will be paid to Merrill Lynch quarterly at an annual rate of .15% of the Fund's average weekly total assets in respect of common shares sold in the offering, other than certain shares purchased by or sold through Gabelli & Company, Inc. or shares sold through Citigroup Global Markets Inc. The total amount of these additional compensation payments to Merrill Lynch will not exceed % of the total price to the public of the common shares sold in this offering. The Investment Adviser may also pay additional compensation to certain other underwriters that reach a specified sales threshold. These arrangements will remain in effect during the continuance of the Investment Advisory Agreement between the Investment Adviser and the Fund. The total amount of these additional compensation payments to certain other underwriters will not exceed % of the total price to the public of the common shares sold in this offering. In consideration of these payments, each of Merrill Lynch and has agreed to provide, upon request, certain after-market support services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

         The Investment Adviser (and not the Fund) may also pay to certain underwriters from its own resources a fee related to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Fund's common shares in an amount equal to $ , which in aggregate is % of the total initial price to the public of the common shares offered hereby.

         Gabelli Asset Management, Inc. has entered into an agreement with
           pursuant to which            will provide distribution services
during the offering, including assistance in presentations to underwriters and selected dealers. In consideration of such services, the Gabelli Asset
Management, Inc. will pay       an amount equal to (i) 10% of      management
fees received from the Fund in respect of the common shares sold by Merrill Lynch but only with respect to the number of common shares sold that in the aggregate exceeds 5,000,000 and (ii) 12% of management fees received from the Fund in respect of the common shares sold by certain underwriters other than Merrill Lynch, in each case for a period of three years after the offering. Gabelli Asset Management, Inc. also will, subject to certain minimums and
caps, reimburse            for certain of their out-of-pocket offering
expenses up to .20% of the value of the common shares sold by organizations in
respect of which            is receiveing compensation from Gabelli Asset
Management, Inc. and Gabelli Asset Management, Inc. may be reimbursed for such amounts by the Fund, subject to the .20% limitation discussed above. The
amount paid to            for its distribution assistance will not exceed
           % of the total price to the public of the common shares sold in this offering.

         The total amount of these additional compensation payments and fees paid to underwriters and Overture, plus the amount paid by the Fund as the $.0067 per common share partial reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the common shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of common shares, including sales load and all forms of additional compensation to underwriters and Overture, will be limited to 9.0% of the total price to the public of the common shares sold in this offering.

         The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the common shares, and by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Clifford Chance US LLP may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.

                            ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "GLU." Reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund will be available for inspection at the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Security and Exchange Commission's web site (http://www.sec.gov).

                        PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                           TABLE OF CONTENTS OF SAI

          An SAI dated as of , has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

 Page

The Fund................................................................    B-4
Investment Objective and Policies.......................................    B-4
Investment Restrictions.................................................   B-13
Management of the Fund..................................................   B-14
Portfolio Transactions..................................................   B-18
Portfolio Turnover......................................................   B-19
Taxation................................................................   B-19
Net Asset Value.........................................................   B-23
General Information.....................................................   B-24
Proxy Voting Procedures.................................................   B-26
Code of Ethics .........................................................   B-26
Code of Conduct for Chief Executive and Senior Financial Officers ......   B-26
Independent Auditor's Report............................................    F-1
Financial Statements....................................................    F-2

                                                                    APPENDIX A
                            CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

-------------------------------------------------------------------------------
Aaa       |   Bonds that are rated Aaa are judged to be of the best quality.
          |   They carry the smallest degree of investment risk and are
          |   generally referred to as "gilt edge." Interest payments are
          |   protected by a large or exceptionally stable margin and principal
          |   is secure. While the various protective elements are likely to
          |   change, such changes as can be visualized are most unlikely to
          |   impair the fundamentally strong position of such issues.
-------------------------------------------------------------------------------
Aa        |   Bonds that are rated Aa are judged to be of high quality by all
          |   standards. Together with the Aaa group they comprise what are
          |   generally known as high grade bonds. They are rated lower than
          |   the best bonds because margins of protection may not be as large
          |   as in Aaa securities or fluctuation of protective elements may be
          |   of greater amplitude or there may be other elements present that
          |   make the long-term risk appear somewhat larger than in Aaa
          |   Securities.
-------------------------------------------------------------------------------
A         |   Bonds that are rated A possess many favorable investment
          |   attributes and are to be considered as upper-medium-grade
          |   obligations. Factors giving security to principal and interest
          |   are considered adequate, but elements may be present that suggest
          |   a susceptibility to impairment some time in the future.
-------------------------------------------------------------------------------
Baa       |   Bonds that are rated Baa are considered as medium-grade
          |   obligations i.e., they are neither highly protected nor poorly
          |   secured. Interest payments and principal security appear adequate
          |   for the present, but certain protective elements may be lacking
          |   or may be characteristically unreliable over any great length of
          |   time. Such bonds lack outstanding investment characteristics and
          |   in fact have speculative characteristics as well.
-------------------------------------------------------------------------------
Ba        |   Bonds that are rated Ba are judged to have speculative elements;
          |   their future cannot be considered as well assured. Often the
          |   protection of interest and principal payments may be very
          |   moderate and thereby not well safeguarded during both good and
          |   bad times over the future. Uncertainty of position characterizes
          |   bonds in this class.
-------------------------------------------------------------------------------
B         |   Bonds that are rated B generally lack characteristics of the
          |   desirable investment. Assurance of interest and principal
          |   payments or of maintenance of other terms of the contract over
          |   any long period of time may be small. Moody's applies numerical
          |   modifiers (1, 2, and 3) with respect to the bonds rated Aa
          |   through B. The modifier 1 indicates that the company ranks in the
          |   higher end of its generic rating category; the modifier 2
          |   indicates a mid-range ranking; and the modifier 3 indicates that
          |   the company ranks in the lower end of its generic rating
          |   category.
-------------------------------------------------------------------------------
Caa       |   Bonds that are rated Caa are of poor standing. These issues may
          |   be in default or there may be present elements of danger with
          |   respect to principal or interest.
-------------------------------------------------------------------------------
Ca        |   Bonds that are rated Ca represent obligations that are
          |   speculative in a high degree. Such issues are often in default or
          |   have other marked shortcomings.
-------------------------------------------------------------------------------
C         |   Bonds that are rated C are the lowest rated class of bonds and
          |   issues so rated can be regarded as having extremely poor
          |   prospects of ever attaining any real investment standing.
-------------------------------------------------------------------------------

STANDARD & POOR'S RATINGS SERVICES

-------------------------------------------------------------------------------
AAA       |   This is the highest rating assigned by S&P to a debt obligation
          |   and indicates an extremely strong capacity to pay interest and
          |   repay principal.
-------------------------------------------------------------------------------
AA        |   Debt rated AA has a very strong capacity to pay interest and
          |   repay principal and differs from AAA issues only in small degree.
-------------------------------------------------------------------------------
A         |   Principal and interest payments on bonds in this category are
          |   regarded as safe. Debt rated A has a strong capacity to pay
          |   interest and repay principal although they are somewhat more
          |   susceptible to the adverse effects of changes in circumstances
          |   and economic conditions than debt in higher rated categories.
-------------------------------------------------------------------------------
BBB       |   This is the lowest investment grade. Debt rated BBB has an
          |   adequate capacity to pay interest and repay principal. Whereas it
          |   normally exhibits adequate protection parameters, adverse
          |   economic conditions or changing circumstances are more likely to
          |   lead to a weakened capacity to pay interest and repay principal
          |   for debt in this category than in higher rated categories.
-------------------------------------------------------------------------------


Speculative Grade

Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                [Gabelli Logo]

                            $

                   The Gabelli Global Utility & Income Trust

                                 Common Shares









                                  PROSPECTUS

                              Merrill Lynch & Co.
                                   Citigroup
                           A.G. Edwards & Sons, Inc.
                            Gabelli & Company, Inc.
                              RBC Capital Markets
                                 Advest, Inc.
                             Robert W. Baird & Co.
                             BB&T Capital Markets
                       Ferris, Baker Watts Incorporated
                          Janney Montgomery Scott LLC
                            KeyBanc Capital Markets
                            Legg Mason Wood Walker
                                 Incorporated
                             Quick & Reilly, Inc.
                                Ryan Beck & Co.
                          Stifel, Nicholaus & Company
                                 Incorporated
                           Wedbush Morgan Securities
                             Hennion & Walsh, Inc.



                            Gabelli & Company, Inc.
                                     2004

[FLAG]

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject to Completion

                                     Dated

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                          __________________________

                      STATEMENT OF ADDITIONAL INFORMATION

         The Gabelli Global Utility & Income Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks to achieve a consistent level of after-tax total return with an emphasis currently on tax-advantaged qualfied dividend income. The Fund will attempt to achieve its investment objective under current tax law by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water and (b) infrastructure operations such as airports, toll roads and municipal services and telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the "Utilities Industry") and (ii) in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of debt or equity of securities of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in the Utilities Industry. This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 800-GABELLI (800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

         This Statement of Additional Information is dated       .

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

The Fund...............................................................   B-4
Investment Objective and Policies......................................   B-4
Investment Restrictions................................................   B-13
Management of the Fund.................................................   B-14
Portfolio Transactions.................................................   B-18
Portfolio Turnover.....................................................   B-19
Taxation...............................................................   B-19
Net Asset Value........................................................   B-23
General Information....................................................   B-24
Proxy Voting Procedures................................................   B-26
Code of Ethics.........................................................   B-26
Code of Conduct for Chief Executive and Senior Financial Officers......   B-26
Independent Auditor's Report...........................................   F-1
Financial Statements...................................................   F-2

                                   THE FUND

         The Gabelli Global Utility & Income Trust is a newly organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $.001 (the "Common Shares"), are expected to be listed on the New York Stock Exchange under the symbol "GLU."

                       INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The objective of the Fund is to provide a consistent level of after-tax total return with an emphasis currently on tax-advantaged qualified dividend income. No assurance can be given that the Fund will achieve its investment objective. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including preferred securities)of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water and (b) infrastructure operations such as airports, toll roads and municipal services and telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the "Utilities Industry") and (ii) in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends, which will in large part qualify under current tax law for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15%. (Such dividends are referred to in this SAI as "tax-advantaged qualified dividend income" or "qualifying dividends.") In addition, under normal market conditions, at least 50% of the Fund's assets will consist of debt or equity of securities of domestic and foreign companies involved to a substantial extent in the Utilities Industry. In making stock selections, the Fund's Investment Adviser (as hereinafter defined) looks for companies that have proven dividend records and sound financial structures.

Additional Investment Policies

         Derivative Instruments.

         Options. The Fund may, from time to time, subject to guidelines of the Board of Trustees and the limitations set forth in the Prospectus and applicable rating agency guidelines, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Obligations or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in over-the-counter ("OTC") markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

         As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Obligations.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. Government Obligations or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Obligations or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board of Trustees, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

         Regulations of the CFTC currently applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

         In addition, investment in future contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund's outstanding senior securities.

         Forward Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Obligations or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Repurchase Agreements. The Fund may enter into repurchase agreements as set forth in the Prospectus. A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

         If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund's total assets. The Fund's ability to lend portfolio securities will be limited by the rating agency guidelines applicable to any of the Fund's outstanding senior securities.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid high-grade debt securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.



                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares voting as a separate class would also be required. Such majority vote requires the lesser of (i) 67% of the Fund's applicable shares represented at a meeting at which more than 50% of the applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the Fund's applicable shares outstanding. Except as otherwise noted, all percentage limitations set forth below apply after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

         (1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities and investments in the Utilities Industry.

         (2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

         (3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

         (4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

         (5) borrow money, except to the extent permitted by applicable law;

         (6) issue senior securities, except to the extent permitted by applicable law; or

         (7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

......................................................In addition, it is a fundamental policy of the Fund to invest 25% or more of its assets in the Utilities Industry.

......................................................Unless specifically stated as such, no policy of the Fund is fundamental and may be changed by the Board of Trustees without shareholder approval.



                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk


Trustees

  Name (and Age), Position      Term of Office         Principal             Number of            Other
      with the Fund and          and Length of     Occupation During       Portfolios in      Directorships
      Business Address1           Time Served       Past Five Years         Fund Complex     Held by Trustee
      -----------------           -----------       ---------------         Overseen by      ---------------
                                                                              Trustee
                                                                              -------
INTERESTED TRUSTEES:

Karl Otto Pohl (74)              Since 2004**     Member of the                  34            Director of
Trustee and Chairman of the                       Shareholder Committee of                     Gabelli Asset
Board                                             Sal. Oppenheim Jr. &                         Management Inc.;
                                                  Cie, Zurich (private                         Chairman,
                                                  investment bank); Former                     InCentive
                                                  President of the                             Capital and
                                                  Deutsche Bundesbank and                      Incentive Asset
                                                  Chairman of its Central                      Management
                                                  Bank Council from 1980                       (Zurich);
                                                  through 1991;                                Director at Sal
                                                  Director/Trustee of                          Oppenheim Jr. &
                                                  other registered                             Cie, Zurich
                                                  investment companies in                      (banking)
                                                  the Gabelli fund complex.

DISINTERESTED TRUSTEES:
Anthony J. Colavita (68)          Since 2004*     President and Attorney         36            --
Trustee                                           at law in the law firm
                                                  of Anthony J. Colavita,
                                                  P.C. since 1961;
                                                  Director/Trustee of
                                                  other registered
                                                  investment companies in
                                                  the Gabelli fund
                                                  complex.


James P. Conn (66)               Since 2004**     President and Attorney         13            Director of
Trustee                                           at law in the law firm                       LaQuinta Corp.
                                                  of Anthony J. Colavita,                      (hotels) and
                                                  P.C. since 1961;                             First Republic
                                                  Director/Trustee of                          Bank
                                                  other registered
                                                  investment companies in
                                                  the Gabelli fund
                                                  complex.

Mario d'Urso (63)                Since 2004***    Chairman of Mittel              2            Director of
Trustee                                           Capital Markets S.p.A,                       SJPC, London
                                                  since 2001; Senator in                       (financial
                                                  the Italian Parliament,                      services)
                                                  1996-2001.

Vincent D. Enright (60)           Since 2004*     Former Senior Vice             12            __
Trustee                                           President and Chief
                                                  Financial Officer of
                                                  KeySpan Energy
                                                  Corporation

Michael J. Melarkey (53)         Since 2004***    Attorney at law in the          2            __
Trustee                                           law firm of Avansino,
                                                  Melarkey, Knobel &
                                                  Mulligan.

Salvatore M. Salibello (58)      Since 2004**     Certified Public                2            Kasper A.S.L.,
Trustee                                           Accountant with the                          Ltd. (apparel)
                                                  accounting firm
                                                  Salibello & Broder,
                                                  since 1978.

Salvatore J. Zizza (58)           Since 2004*     Chairman of Hallmark           12            Director of
Trustee                                           Electrical Supplies                          Hollis Eden
                                                  Corp.; Former Executive                      Pharmaceuticals
                                                  Vice President of FMG
                                                  Group (a healthcare
                                                  provider).




Officers

           Name (and Age), Position                      Term of Office                        Principal
              with the Fund and                           and Length of                    Occupation During
              Business Address1                            Time Served                      Past Five Years
              -----------------                            -----------                      ---------------
Bruce N. Alpert (52)                                       Since 2004              Executive Vice President and
President                                                                          Chief Operating Officer of the
                                                                                   Investment Adviser since June
                                                                                   1988; Director and President of
                                                                                   Gabelli Advisers, Inc.; Officer
                                                                                   of all other registered
                                                                                   investment companies in the
                                                                                   Gabelli fund complex.

James E. McKee (40)                                        Since 2004              Vice President, General Counsel
Secretary ...........................................                              and Secretary of Gabelli Asset
                                                                                   Management Inc. (since 1999) and
                                                                                   of GAMCO Investors, Inc. (since
                                                                                   1993); Secretary of all of the
                                                                                   registered investment companies
                                                                                   in the Gabelli fund complex.

Richard C. Sell, Jr. (53 )                                 Since 2004              Vice President, Controller of
Treasurer                                                                          Gabelli & Company, Inc. since
                                                                                   1998.

Vice President                                             Since 2004

David M. Schachter (50)                                    Since 2004              Research Analyst of Gabelli &
Vice President and Ombudsman                                                       Company Inc. since 1999.  Prior
                                                                                   to October 1999, Mr. Shachter
                                                                                   worked Thomas J. Herzfeld
                                                                                   Advisors, an investment advisor
                                                                                   specializing in closed-end funds.

_____________________

+ "Interested person" of the Fund, as defined in the 1940 Act. Mr. Pohl is an "interested person" of the Fund as a result of his role as a director of the parent company of the Investment Adviser.

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

         * Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         ** Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         *** Term expires at the Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

......................................................The Board of Trustees of
the Fund is divided into three classes, each class having a term of three years, except as described below. Each year the term of office of one class of trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's trustees expires each year, the initial terms of the Fund's trustees will be as follows: the terms of Messrs. Vincent D. Enright, Anthony
J. Colavita and Salvatore J. Zizza as trustees of the Fund expire in 2005; the terms of James P. Conn, Karl Otto Pohl, and Salvatore M. Salibello as trustees of the Fund expire in 2006; and the terms of Messrs. Messrs. Michael J. Melarkey and Mario d'Urso as trustees of the Fund expire in 2007.


                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in all Registered
                                                                                  Investment Companies Overseen by
                                                Dollar Range of Equity            Trustees in Family of Investment
            Name of Trustee                     Securities in the Fund*                       Companies
INTERESTED DIRECTORS:
--------------------
Karl Otto Pohl                                            N/A                                   None

DISINTERESTED DIRECTORS:
Anthony J. Colavita                                       N/A                               Over $100,000
James P. Conn                                             N/A                               Over $100,000
Mario d'Urso                                              N/A                               Over $100,000
Vincent D. Enright                                        N/A                               Over $100,000
Michael J. Melarkey                                       N/A                                   None
Salvatore M. Salibello                                    N/A                                   None
Salvatore J. Zizza                                        N/A                               Over $100,000



* As of December 31, 2003, Trustees do not own equity securities of the Fund because the Fund is a newly organized closed-end investment company.

         The Trustees serving on the Fund's Nominating Committee are Anthony Colavita (Chairman) and Vincent Enright. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Vincent Enright (Chairman), Anthony Colavita and Salvatore Sizza, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each trustee who is not an officer or employee of the Investment Adviser or its affiliates a fee of $3,000 per year plus $1,000 per board meeting attended in person ($500 if attended telephonically) and $500 per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         The following table shows the compensation that it is anticipated the trustees will earn in their capacity as trustees during the remainder of the Fund's Fiscal Year ending December 31, 2003. The table also shows, for the year ended December 31, 2003, the compensation trustees earned in their capacity as trustees for other funds in the Gabelli fund complex. Other than , officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.


                               COMPENSATION TABLE

                                                              TOTAL COMPENSATION
                          ESTIMATED COMPENSATION              FROM THE FUND AND
NAME OF PERSON              FROM THE FUND                      FUND COMPLEX PAID
AND POSITION                                                     TO TRUSTEES*

Karl Otto Pohl                     $7,000                       $0       (33)
Chairman
Anthony J. Colavita                $8,000                       $160,543 (35)
James P. Conn                      $7,000                        $58,451 (12)
Mario d'Urso                       $7,000                         $2,951 (1)
Vincent D. Enright                 $8,000                        $61,592 (12)
Michael J. Melarkey                $7,000                         $2,951 (1)
Salvatore M. Salibello             $7,000                         $2,951 (1)
Salvatore J. Zizza                 $8,500                        $82,043 (11)
TOTAL                              $52,500                       $371,482

___________________________

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2003 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out of pocket Trustee expenses. The number in parenthesis represents the number of such investment companies.

For his services as Vice President of the Fund, , will receive compensation in an amount to be established by the Board of Trustees.

Indemnification of Officers and Trustees; Limitations on Liability

         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an investment advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2003, the Investment Adviser acted as registered investment adviser to 26 management investment companies with aggregate net assets of $12.1 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $27.6 billion as of December 31, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.0 billion under management as of December 31, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $1.2 billion under management as of December 31, 2003. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $500 million under management as of December 31, 2003.

         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their investment advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Investors Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock and voting power of Gabelli Asset Management Inc.

         Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Investment Advisory Agreement.

         The Investment Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly total assets of the Fund (which includes for this purpose assets attributable to outstanding senior securities, if any, with no deduction for the liquidation preference or principal amount, as applicable). This fee will be reduced each year following the fifth anniversary of the Investment Advisory Agreement by 10 basis points until the eighth anniversary, after which time the Investment Adviser will be compensated at an annual rate of .50% of the Fund's average weekly total assets.

         The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Investment Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of sole shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Investment Advisory Agreement was agreed to in principle by the Fund's Board of Trustees at a telephonic meeting of the Board of Trustees held on April 21, 2004, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act). The 1940 Act requires that the Investment Advisory Agreement be approved by a majority of the Fund's Board of Trustees, including a majority of the trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees. The Board of Trustees will meet in person to approve, among other things, the approval of the Investment Advisory Agreement prior to the date on which the Fund's registration statement is declared effective.

         In the course of agreeing in principle to the Investment Advisory Agreement, the Fund's non-interested trustees focused primarily on (i) the services provided to the Fund by the Investment Adviser and the sub-administrator, (ii) the Fund's fee and expense data as compared to various benchmarks, a peer group of closed-end funds and the other registered investment companies managed by the Investment Adviser and (iii) the experience and breadth of the investment advisory team expected to be utilized by the Investment Adviser.

         The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable to all of the accounts, including the Fund.

                              PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. For example, an increase in the Fund's participation in risk arbitrage situations would increase the Fund's portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%.

                                   TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC"). Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other
RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

         Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, provided that the PFIC complies with certain reporting requirements but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

         Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If the Fund invests more than 50% of its total assets in foreign securities, the Fund will elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own return. In that case, each shareholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by the Fund. If the Fund makes this election, it will furnish its shareholders with a written notice after the close of the taxable year.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "foreign personal holding company," a "foreign investment company," or a "passive foreign investment company," as defined in the Code. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         Shareholders may be entitled to offset their capital gain distributions [(but not distributions eligible for qualified dividend income treatment)] with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale, exchange or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income distributions (but not capital gain distributions) paid to shareholders who are non-resident aliens or foreign entities (a "foreign investor") will generally be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisers regarding the purchase, ownership and disposition of common shares.

                                NET ASSET VALUE

         The net asset value of the Fund's shares will be computed based on the market value of the assets it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's shares is reported to the financial press on a weekly basis.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar-denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per Common Share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, and minus the aggregate liquidation preference and par value of any senior securities by the total number of shares outstanding at such time.



                              GENERAL INFORMATION

Book-Entry-Only Issuance

         The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

         Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

         DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

         DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

         The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures have been filed with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The proxy voting procedures are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. In addition, information on how the Fund voted proxies relating to voting securities during the most recent twelve month period is available, upon request, by calling 800-GABELLI (800-422-3554). The proxy voting procedures are also available at http://www.gabelli.com and on the Security and Exchange Commissions website at http://www.sec.gov.

Code of Ethics

         The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Code of Conduct for Chief Executive and Senior Financial Officers

         The Fund and the Investment Adviser have adopted a code of conduct. This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Report of Independent Auditors

                                    PART C

                               OTHER INFORMATION

                  ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements

         Part A

         Report of Independent Accountants. (1)

         Part B

         Statement of Assets and Liabilities. (1)

(2) Exhibits

         (a) Agreement and Declaration of Trust of Registrant(1)

         (b) By-Laws of Registrant(1)

         (c) Not applicable

         (d) Form of Specimen Share Certificate (1)

         (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(1)

         (f) Not applicable

         (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(1)

         (h) Form of Underwriting Agreement(1)

         (i) Not applicable

         (j) Form of Custodian Contract (1)

         (k) Form of Registrar, Transfer Agency and Service Agreement (1)

         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(1)

         (m) Not applicable

         (n) (i) Consent of Independent Accountants (1)
             (ii) Powers of Attorney(2)

         (o) Not applicable

         (p) Form of Initial Subscription Agreement (1)

         (q) Not applicable

         (r) (i) Codes of Ethics of the Fund and the Investment Adviser(1)
             (ii) Code of Conduct for Chief Executive and Senior Financial Officers(1)



___________________

(1) To be filed by Amendment.

(2) Filed herewith.

Item 25. Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee..............................................................
SEC Registration fees.........................................................
Printing/engraving expenses...................................................
Accounting fees...............................................................
Legal fees....................................................................
NASD fee......................................................................
Miscellaneous.................................................................
     Total....................................................................


Item 27. Persons Controlled by or Under Common Control with Registrant

         NONE

Item 28. Number of Holders of Securities as of April [ ] , 2003

                                                              Number of Record
Title of Class                                                Holders
Common Shares of Beneficial Interest                          0

Item 29. Indemnification

         [To Come]

Item 30. Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 31. Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, [_______], in part at the offices of the Fund's Administrator, [_______], and in part at the offices of [______].

Item 32. Management Services

         Not applicable.

Item 33. Undertakings

         1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

            Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                  SIGNATURES

         As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 27th day of April, 2004.


                                     THE GABELLI GLOBAL UTILITY & INCOME TRUST



                                     By:  /s/ Bruce N. Alpert
                                          -------------------
                                          Bruce N. Alpert
                                          President


                                     By:  /s/ Richard C. Sell
                                          -------------------
                                          Richard C. Sell, Jr.
                                          Treasurer


         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 27th day of April, 2004.

Name                                                       Title
                                                           Trustee and Chairman
---------------------------------------------------------
Karl Otto Pohl
                             *                             Trustee
---------------------------------------------------------
Anthony J. Colavita
                             *                             Trustee
---------------------------------------------------------
James P. Conn
                             *                             Trustee
---------------------------------------------------------
Mario d'Urso
                             *                             Trustee
---------------------------------------------------------
Vincent D. Enright
                             *                             Trustee
---------------------------------------------------------
Michael J. Melarkey
                             *                             Trustee
---------------------------------------------------------
Salvatore M. Salibello
                             *                             Trustee
---------------------------------------------------------
Salvatore J. Zizza


  /s/ Bruce N. Alpert
---------------------------------
Bruce N. Alpert                                              President
Attorney-in-fact

* Pursuant to Power of Attorney

                                 EXHIBIT INDEX